AGREEMENT COVERING TERMS AND CONDITIONS OF EMPLOYMENT

generation plant personnel

Between

CHUGACH ELECTRIC ASSOCIATION, INC.

And

LOCAL UNION 1547

INTERNATIONAL BROTHERHOOD OF

ELECTRICAL WORKERS

Effective October 30, 2020 through June 30, 2025

1

1

2

3

Job Classifications and Wage Schedules		90
Section 16.1	Wage Rates and Classifications	90
APPENDIX A		92
Information Services Only		92
Section 2.13	Contracting Out – Purpose	92
APPENDIX B		94
Memorandum of Agreement		94
Parent Leave		94
APPENDIX C		95
Shift Differential/Boiler/Senior Pay		95
APPENDIX D		96
Chief Shop Steward		96
APPENDIX E		99
Wage Matrix		99
APPENDIX F		107
Letters of Agreement		107
APPENDIX G		131
Transition Agreement		132
SIGNATURE PAGE		146

4

PREAMBLE

AGREEMENT COVERING TERMS AND CONDITIONS OF EMPLOYMENT

GENERATION PLANT PERSONNEL

BETWEEN

Chugach Electric	and	Local Union 1547
Association, Inc.		International Brotherhood
Anchorage, Alaska		of Electrical Workers
Afl-Cio
Anchorage, Alaska

This Agreement, entered into in duplicate by and between CHUGACH ELECTRIC ASSOCIATION, INC., an Alaska nonprofit electric cooperative corporation having its principal offices at Anchorage,  Alaska, hereinafter referred to as the “Employer”, and LOCAL UNION NO. 1547 of the INTERNATIONAL BROTHERHOOD OF ELECTRICAL WORKERS, AFL-CIO, of Anchorage,  Alaska, hereinafter referred to as the “Union”.

The Employer and the Union recognize that the Employer is engaged in furnishing an essential public service which vitally affects the health, safety, comfort and general well-being of those persons resident in the service area of the Employer.

The Employer and the Union have a common and sympathetic interest in the generation, transmission and distribution of energy.  Such common interest and the public welfare will be better served by the establishment and maintenance of labor management cooperation between the Employer and the Union.

It is the intent and purpose of the parties to promote and improve industrial and economic relations between the Employer, its employees, and the Union; to establish a basic understanding relative to rates of pay, hours of work and other conditions of employment to provide procedures for the amicable adjustment of all disputes and grievances.

The management of the Employer and the leadership of the Union are committed to use due diligence to develop a positive labor management relationship.  The primary goals are to promote the success of the Employer, to provide rewarding jobs for its employees and to provide quality service to meet the needs of its customers.  The purpose of this Agreement is to create a labor-management structure and set forth terms and conditions of employment to support a work environment that will further these goals.

In consideration of the mutual covenants herein set forth, the parties agree as follows:

ARTICLE 1

Scope and Duration of Agreement

Section 1.1Scope

This Agreement is applicable to work within the scope of job classifications covered by this Agreement, and the employees who perform that work, and will not be applicable to other positions or job classifications except as agreed between the Union and Employer.

Section 1.2Duration

This Agreement shall become effective at 12:01 a.m. on  the date of the  execution of the Agreement by both parties or as otherwise provided by the parties in writing (whichever comes first), and shall continue in full force and effect through and including 11:59 p.m. June 30,  2025 and shall continue in full force and effect from year to year thereafter unless written notice of desire to terminate or amend this Agreement is served by either party upon the other no more than  Three Hundred (300) days, and no less than  two hundred seventy (270) days, prior to the date of expiration.  Such written notice must specify the reasons for the termination or the nature of the changes desired.  If notice to terminate or amend is given, negotiations shall commence within thirty (30) days following the date of the notice and this Agreement shall remain in effect until the terms of a new or amended Agreement are agreed upon; provided, however, that either party may at any time thereafter provide the other party with a second notice to terminate this Agreement as of the date stated in such notice to terminate, which date shall not be earlier than ninety (90) days after the expiration date of this Agreement, and thirty (30) days after the giving of such notice to terminate.

It is the intent of the parties with respect to collective bargaining of future Agreements to conduct their negotiations in such a manner as to reach a new Agreement on or before the termination of the present Agreement.

Section 1.3No Strike Agreement

There will be no stoppage of work either by strike or lockout because of any proposed changes in this Agreement or disputes over matters relating to this Agreement.  All such matters will be settled as proved herein.

ARTICLE 2

Employer-Union Relations

Section 2.1Legal Status of the Parties

The Union recognizes that the Employer is a utility and that the Employer must comply with federal, state, and local laws and regulations applicable to Employer.  The Employer recognizes that Local Union No. 1547 is affiliated with the International Brotherhood of Electrical Workers.

Section 2.2Union As Sole Bargaining Agent

The Employer recognizes the Union as the sole bargaining agent for all classifications of employees covered hereby in respect to hours, wages and other conditions of employment.

Section 2.3Union Shop

The Employer agrees that all employees covered by this Agreement will, as a condition of employment, within thirty (30) days of the date of this Agreement, or within thirty (30) days after the employee's date of hire, whichever is later, become members of the Union or pay all dues, assessments or fees to the Union as required by the Union.  The Employer agrees that only those employees covered hereby who remain in good standing in the Union should continue in its employ.  As used in this article, “good standing” means that an employee is not in arrears to the Union for current dues, assessments or fees, including initiation fees.

Section 2.4Managerial Prerogatives of the Employer

The management of Employer’s operations and direction of the work force is vested exclusively in the Employer.  Providing that the action taken by Employer is not inconsistent with the terms of this Agreement and is not taken for the purpose of discriminating against an employee based on Union membership, the Employer retains management rights and responsibilities, including, but not limited to:  (1) to prescribe working rules pertaining to safety, discipline, and conduct; (2) to supervise and schedule the work force; (3) to employ, promote, transfer, and lay-off employees; (4) to discipline employees for just cause; (5) to determine the size of the work force; (6) to control and regulate the use of facilities, supplies, equipment, and other property of the Employer; and (7) to introduce new or improved methods of operation or facilities.

Section 2.5Standards of Work

The Union agrees for its members who are covered by this Agreement that they will individually and collectively perform safe, efficient, and diligent service, and that they will use their influence and best efforts to protect the property of the Employer.

Section 2.6Shop Stewards

Shop Stewards who have been selected pursuant to the rules and regulations of the Union to represent the employees covered hereby will be recognized by the Employer.  The number of stewards appointed shall be reasonably related to the needs of the Union to represent bargaining unit members.  The names of the stewards will be furnished to the General Manager of the Employer in writing before beginning their duties.  An alternate shall act as the steward when appointed to do so by the Union and the Employer is so notified.  The Employer recognizes that the stewards will be assigned their Union duties and responsibilities by the Union and pursuant to this Agreement.  The stewards will cooperate with the Employer in securing compliance with this Agreement and, at the request of the General Manager of the Employer, or of the General Manager’s duly authorized representative, will call to the attention of its employees any violations of this Agreement.

Stewards shall perform their assigned duties as an employee covered by this Agreement.  Stewards will be given a reasonable amount of time by the steward’s supervisor during working hours, and without loss of pay, to handle Union business pertaining to the steward’s area of responsibility which could not reasonably be accomplished during non-working hours.  This business will be handled as expeditiously as possible and, except for matters taking only a few minutes, the appropriate management supervisor will be informed before a steward performs Union business.  A steward may, with permission from the management supervisor, use a company vehicle to pursue labor management problems during working hours.  During outages and other emergencies, a supervisor has the right to require a steward to give priority attention to Employer’s business.  The steward will confine the steward’s activities during working hours to those matters pertaining to this Agreement.

Stewards will not be terminated for any cause until the General Manager of the Employer and the Business Manager of the Union have completed an investigation of such cause, provided that the investigation shall not last longer than fifteen (15) work days in cases not involving a reduction in force, and forty-eight (48) hours in cases involving a reduction in force, without mutual agreement of the parties.  In the event of a reduction in force involving a steward, the General Manager for Employer and the Business Manager of the Union will meet at least 48 hours prior to the reduction in force to allow adequate time for the Business Manager to replace the steward; this section, in and of itself, does not obligate Employer to otherwise give the Union advance notice of a reduction in force.  As used in this section, “shop steward” or “steward” includes alternate shop stewards, and “working hours” does not include meal and break periods.

Section 2.6.1Shop Steward Time

The Employer may require the Shop Steward to record time spent on

Union business during working hours on the employee’s time card.

Section 2.7Leave to Accept Union Office

Any employee elected or appointed to an office of the Union which requires a part or all of the employee’s time will, upon application, be given annual leave, insofar as such employee may have accrued annual leave or leave without pay.  An employee who is on leave in order to discharge Union duties will continue to accrue service credit for a period not to exceed four (4) years.  This Union leave may be extended by mutual agreement.  This provision does not apply if an employee seeks leave solely to act as a candidate for Union office.

Section 2.8Good Standing with the Union

The Union may notify the Employer in writing that an employee covered by this Agreement is not in good standing with the Union, in that such employee is in arrears for current dues, assessments or fees, including initiation fees.  The Employer will inform the employee of such notification and, unless the employee acquires good standing with the Union within a period of five (5) full workdays after being so informed by the Employer, the employee will be terminated.  The Employer agrees to deduct Union dues, assessments and fees from the pay of its employees and pay to the Local Union No. 1547 such amount as is authorized in writing by the employee on a form acceptable to the Employer.  The Employer agrees to make this deduction from each payroll check, and to send a check for the total amount to the Financial Secretary as designated by the Union on or before the fifteenth (15th) day of the following month, together with a list of every bargaining unit employee that shows for each employee: (1) the employee’s social security number, (2) the employee’s last name, first name, and middle initial, (3) the amount of working dues, assessments or fees deducted, (4) the amount of monthly dues or fees deducted, (5) the employee’s base working rate, (6) the number of hours compensated at straight time, and at the applicable overtime rate, (7) the total hours compensated, and (8) the employee’s gross wages.  This authority shall be revocable by the employee by notice in writing delivered by mail to the General Manager of the Employer and the Financial Secretary of the Union once per year.  The Union agrees that the Employer assumes no responsibility in connection with deduction of dues, assessments or fees except that of ordinary diligence and care in forwarding monies deducted as set forth in this Article.  The Union shall indemnify the Employer and save the Employer harmless from any and all claims against the Employer based on this section or Section 2.3, Union Shop.  Employer retains the right, at its option, to select and use its own counsel in any proceedings arising from this section where Employer determines there is a conflict between the interests of the Union and the Employer as follows:  Employer shall provide the Union with a list of at least two (2) law firms that are acceptable to the Employer, and then the Union, in its sole discretion, shall select one of these law firms to act on Employer’s behalf.  If the Union provides indemnification under this section, the Union will pay a reasonable hourly rate for attorney services, and those costs and services that are reasonable and necessary for such defense.

Section 2.9Union Bulletin Boards

Employer will provide bulletin boards for use by the Union, at locations acceptable to the Union, for the purpose of posting Union notices and communications.  Union bulletin boards will be provided with locks and keys, with keys kept by the stewards.

Section 2.10Union Access to Employer’s Premises

Authorized representatives of the Union, while acting on Union business, will be permitted to visit the offices and other places of work of the Employer during working hours.  The Union representative will schedule visits to a department, work site, or facility with the Manager of Employee Relations, or the Manager’s designee.  Before visiting an area where employees are working, the Union representative will, whenever possible, inform the supervisor responsible for the department which is to be visited.  Members of the Union will be permitted to participate in Union meetings during their hours of work only as authorized by the General Manager or the General Manager’s designated representative.

Section 2.11Loan of Employees

Employer will not lend the services of an employee covered hereby, or cause such services to be lent, except that, in order to meet an emergency situation, Employer may lend employees’ services to any other electric utility.  In the event the loan of employees becomes justified under the conditions heretofore described, the Employer will notify the Business Manager or other authorized representatives of the Union prior to dispatching such employees on loan or, if the emergency is urgent, as soon thereafter as practicable.

Section 2.12Contracting Out – Purpose

It is understood and agreed that the function of Sections 2.12.1-5 are not in any way intended to limit or restrict the ability of the Employer to do business with other employers, but rather, these provisions are designed and intended to preserve work for employees whose wages, hours and other terms and conditions of employment are prescribed by this Agreement.

Section 2.12.1Emergency Conditions and Supervisors Working

The Employer agrees to refrain from assigning or transferring work normally being performed by employees in job classifications falling within the scope of this Agreement to any supervisor, or unrepresented position, except with consent of the Union, in the case of an emergency or where consistent with historical practice.

Section 2.12.2Warranty Work

Section 2.12.1 shall not prohibit the employees of a manufacturer or supplier who is doing warranty work from trouble-shooting or working on equipment, systems, or apparatus supplied to the Employer which are still under warranty.  If skills new to the bargaining unit are used, the Employer will continue its existing practice of assigning at least one bargaining unit employee to assist with such warranty work as training that will facilitate work the bargaining unit employees will, with reasonable probability, do later.

Section 2.12.3Erosion of Work Force

No regular employee shall be laid off, terminated, or discharged by the Employer as a result of the Employer’s subcontracting any work historically or normally performed by bargaining unit employees.  The Employer agrees that it will not contract out or subcontract work with the underlying purpose of eroding the size of the bargaining unit.

Section 2.12.4Union Signatory Clause

(a)In order to preserve work traditionally performed by bargaining unit members, the Employer shall require that contractors for new construction involving any electrical work normally performed by employees covered by the Generation Agreement which is to be done at the site of construction of transmission lines, distribution lines, substations, SCADA systems, and inside wiring, become signatory to a current collective bargaining agreement with International Brotherhood of Electrical Workers Local 1547 if they are the successful bidder on a project.  This requirement shall become applicable once a bid is awarded.  Contractors or subcontractors need not be signatory to such agreement in order to bid on the project.  Bidding is open to any contractor.  In order to comply with this section, those contractors not already signatory to a collective bargaining agreement with the IBEW may either become signatory or they may execute an agreement with the IBEW to comply with the same terms and conditions set forth in the most current applicable agreement between IBEW Local 1547 and the Alaska Chapter National Electrical Contractors Association, Inc., which agreement is limited to the scope of the work and duration of the project.  The IBEW and any successful bidder shall promptly enter into an agreement as necessary to comply with this section.

(b)This signatory provision will be interpreted and applied in good faith by both parties.  The Employer shall not design a project, draw up job specifications or engage in any practices for the purpose of intentionally taking itself outside the scope of the lawful application of the construction industry proviso in 29 USC 158(e).

(c)

(1)Work intended to maintain and operate existing facilities, or equipment at their original location, capacity and intended use (including maintenance clearing and trimming) is maintenance and operations, not new construction, and is covered by all the above-referenced provisions except the signatory clause set forth at Section 2.12.4(a).  All subcontracting of maintenance and operation work normally performed by employees covered by this Agreement shall be compensated at the current prevailing rate of wages and fringe benefits as determined from time to time by the Alaska Department of Labor pursuant to Title 36.

(2)Right-of-way clearing is exempt from the union signatory clause either when it does not constitute construction activity or when it has not normally and traditionally been performed by the bargaining unit.

(3)Contracts for construction work, including the nonelectrical alteration, painting or repair of buildings, will not be covered by the Union signatory clause when such work is not normally performed by members of the bargaining unit.

(d)It is mutually agreed that ‘inside wiring” shall be defined as work necessary to the installation and construction of electrical facilities within Association buildings and structures or associated electrical work on the load side of the Association’s meter subject to the National Electrical Code.  It is understood that this definition will not conflict with or limit work performed by classifications covered under the Outside or Generation Agreements.

Section 2.12.5Dispute Resolution

The parties shall not enforce Sections 2.12.1-4 of this Agreement by means of slowdown, picketing, strikes or lockouts.  In order to avoid unnecessary disputes over the application of this Article, the Union shall be given reasonable advance written notice of any preliminary decision to contract or subcontract work covered by Sections 2.12.1-4.  Before Employer may award any contract or subcontract (including task order contracts and unit price contracts) or assign any work covered by Sections 2.12.1-4 (engage in subcontracting activities), the Union shall be given an opportunity within the next five business days following the date of notice to meet with the Employer for the purpose of discussing whether the proposed action is in compliance with this Article.  If mutual agreement cannot be reached within that time frame, the matter shall proceed to Step 3 of the grievance procedure if the Union so elects and the Employer will not refuse to arbitrate subcontracting grievances on the basis that they are illegal.  If either party should refuse to arbitrate a contracting dispute, that party will be liable for the other side’s attorney’s fees and costs incurred in obtaining an order compelling arbitration.  The discussion provisions of this section shall not apply to emergency work, task orders issued under task order contracts, individual jobs issued under a unit price contract, contracts or subcontracts in an amount of $50,000 or less, professional services, or in cases where work is bid under the OELCC and there are no pre-qualified non-union contractors.  In addition, the notice requirement shall not apply to emergency work.  The exemption of the foregoing categories of work from the notice and discussion provision of this section in no manner limits or impairs any rights the IBEW has to file and process grievances as to such work.

Section 2.13Hiring Hall

All employees to perform services covered by this Agreement shall be secured through the offices of the Union, subject, however, to the following:

Section 2.13.1

The Employer shall notify the Union of possible vacancies, which it intends to fill from the applicants for employment.

Section 2.13.2

The Union shall refer applicants for jobs, provided that the selection of applicants for referral shall be on a non-discriminatory basis and shall not be based upon, or in any way affected by Union membership, bylaws, rules, regulations, constitutional provisions or any other aspect or observance of Union membership, policies or requirements.

Section 2.13.3

The Employer shall have the right to reject any job applicant referred by the Union.  If Employer rejects an applicant, it shall immediately notify the Union in writing by noting same on the introductory form presented by the applicant.

Section 2.13.4

If the Union does not refer qualified job applicants, within three (3) working days after receipt of notice, who shall be acceptable to the Employer for filling the existing vacancies, the Employer shall be free to recruit employees from other sources.

Section 2.13.5

The parties hereto recognize that the Employer is an equal opportunity Employer within the contemplation of Title VII of the Civil Rights Act of 1964, as such statute has been implemented by one or more executive orders, and that Employer may be likewise a federal contractor within the contemplation of the aforesaid executive orders and required to pursue an affirmative action program with respect to equal opportunity for employment (reference: Executive Order 11246, as amended, section 503 of the Rehabilitation Act of 1973, as amended, and the Vietnam Era Veterans’ Readjustment Assistance Act of 1974, as amended, 38 U.S.C. 4212, and their implementing regulations at 41 CFR Chapter 60.  In order to insure that Employer conforms in its hiring practices to the requirements of the law, federal, state and local, as implemented by executive and administrative orders and regulations, the parties mutually agree that neither Employer nor Union will discriminate against any person or persons on the grounds of race, religion, color, sex, age or national origin with respect to recruitment, hire, promotion, demotion, termination, layoff, transfer, compensation, selection for training, or otherwise, so as to deny such person or persons equal employment opportunities.

Section 2.13.6

The term “he,” wherever used in this Agreement, shall also mean “she”.

Section 2.13.7Name Request

In order to avoid the need to retrain qualified individuals, the Employer may name request employees who have worked for the Employer within the preceding twelve (12) months in classifications covered by this Agreement.  The Employer’s right to name request under this section will be limited to the Employer hiring to fill one of the following classifications:

Instrument and Controls Technician

Maintenance Electrician

Heavy Equipment/Plant Maintenance

Maintenance Technician

Machinist Maintenance Technician

Welding Maintenance Technician

Maintenance Helper

Plant Helper

This provision does not supersede the provisions of Section 3.4 or Section 3.5.3, Recall Rights; temporary and regular vacancies will still be posted.

Section 2.14Employee Access to Personnel Records

Employees shall have access to their personnel records in the Employee Relations Department at any reasonable time in the presence of the Manager of Employee Relations or designated representative from the Employee Relations Department.  The employee will receive a copy of any disciplinary letters or of any material placed in this file which may lead to disciplinary action.  The employee’s personnel file in the Employee Relations Department will be secured (locked) and will be accessible only to designated employees in the Employee Relations Department, the employee’s immediate supervisor and supervisory/managerial personnel in the direct chain of command.  All other persons are barred from employee personnel files without the employee’s written consent, except as provided by law.

Section 2.15Labor-Management Committee

A jointly comprised Labor-Management Committee (L.M.C.) will meet during working hours at the request of either party, as necessary.  It is agreed the parties will only request a meeting when there is a reasonable, good faith belief that such a meeting will be mutually beneficial.  Requests for meetings will not be made to harass or burden the other party.  The Employer shall select its own representatives and the Union shall select its own representatives from the bargaining unit.  The Management representatives of the L.M.C. shall normally consist of the General Manager or designee and two other representatives from management.  The Labor members of the L.M.C. shall normally consist of the Union Business Representative and four representatives from the bargaining unit (normally one representative from Dispatch, one representative from Information Services, one representative from Generation and one from Telecommunications).  The General Manager and Union Business Manager will endeavor personally to attend at least one meeting each calendar year.

The Employer and Union may appoint additional members to the committee as needed.  The Committee will not have the authority to alter the meaning or cost application of the collective bargaining agreement.  Employer shall not have any obligation to pay wages or benefits to any Union representative not on regularly scheduled duty when such meetings are held.

ARTICLE 3

Appointment and Tenure

Section 3.1Employees

Section 3.1.1Temporary Employee

A temporary employee is one who is employed for occasional work and for a limited period of time, not to exceed nine (9) months.  Temporary employees will be subject to all terms of this Agreement.  Such temporary employment may be extended by mutual consent of the Employer and Union.  The intent of this section is not to reduce the number of regular positions by the hiring of temporary employees.

Section 3.1.2Probationary Employee

A probationary employee is one who has been hired by the Employer for regular employment, but who has had less than ninety (90) days continuous service with the Employer.  All employees hired to fill a regular job will be regarded as probationary employees for the first ninety (90) days of their employment, except that if a temporary employee is hired for regular employment after serving for ninety (90) days or more in the position to which the employee is appointed, the employee will not be required to serve an additional probationary period.  During this period of probationary employment for the newly hired employee, the employee may be laid off or discharged and such actions by the Employer shall not be subject to the provisions of Article 10 herein.  The rights of employees who bid to a different position and who do not successfully complete the probationary period in the bid position shall be as specified in this Agreement.  All employees hired to fill a regular job shall accrue service credits and seniority during such probationary period.  This time may be extended by mutual agreement between the Employer and the Union.

Probationary period for Power Dispatcher Trainee.  Maximum of eighteen (18) months, to be determined by the Evaluation Committee for each trainee.

Section 3.1.3Regular Employee

A regular employee is one who has been engaged for regular employment and who has served the Employer continuously for ninety (90) days or longer.

Section 3.1.4Part-time Employee

A regular part-time employee is one who is employed for a regular position that is normally scheduled and budgeted to work less than forty (40) hours per workweek.  For purposes of this Agreement, a regular part-time employee may only work in a position or classification developed for the Information Services Department (formerly Data Processing) unless the Employer and Union mutually agree in writing to do otherwise.

(a)Amount of Scheduled Work

Part-time positions shall be created and scheduled to work thirty (30) hours or less, but more than fifteen (15) hours per week.  If a part-time employee has worked three (3) or more consecutive times, for more than thirty (30) work hours in a week, the employee shall become a full-time regular employee under this Agreement.  The only exceptions to this provision shall be when the Employer and Union mutually and specifically agree otherwise, or when the part-time employee has been scheduled or called in to cover for the absence of a vacationing or sick employee.  Except for prior mutual consent between Employer and Union, a part-time employee who works more than one thousand, four hundred and ninety-nine (1499) hours in any twelve (12) month period shall become, at that time, a regular full-time employee under the Agreement.  If any part-time employee becomes a regular, full-time employee, they shall receive pay and benefits in the same manner as any other regular employee under the Agreement.

(b)Number of part-time employees

The number of part-time employees shall not exceed twenty percent (20%) of the number of regular full-time bargaining unit employees working under this Agreement in the Information Services Department.  If the number of part-time employee(s) becomes excessive, after mutual determination with the Union, Employer will either lay off the least senior part-time employee(s) or convert the most senior to full-time regular status.

(c)Vacancies

Job posting and bidding, and hiring of part-time employees shall be in accordance with the provisions of this Agreement.

(d)Basic Wage

Part-time employees shall be paid at the same basic hourly wage rate as a regular full-time employee working in the classification.

(e)Overtime

Overtime and applicable shift pay shall be paid according to the provisions of the Agreement for regular employees.

(f)Seniority

Seniority shall accrue on the same basis as a full-time employee.

(g)Pension and Retirement

Contributions shall be made on the employee's behalf the same as any regular employee under the Agreement.

(h)Holidays and Annual Leave

Holidays shall be calculated on a pro-rated basis for the number of hours the employee is scheduled to work.  Annual Leave shall accrue for each pay period on the basis of the number of hours the employee has worked in the pay period.  The terms of the Agreement shall apply for work on a recognized holiday.

(i)Health and Welfare Benefit for Part-time Employees

Part-time employees shall be provided Health and Welfare benefits under the Alaska Electrical Health and Welfare Fund Plans according to the following:

Plan Designation		Monthly Plan
Medical Plan	#553	$1949.00
Dental Plan	#601	$177.00
Vision Plan	#701	$23.00
Disability Plan	#801	$16.00
Life and A.D.&D.	#903	$2.00
(Total monthly cost)		$2167.00

The Employer will pay 100% of the current monthly premium cost ($2006.00) in order to establish the benefit for the employee.  Beginning the effective date of the first monthly premium increase, each part-time employee shall be responsible to reimburse the Employer for five percent (5%) of the total monthly premium cost by allowing a withholding from their pay.  In the event of subsequent premium changes, the cost allocation between the Employer and employee shall be determined by application of the provisions of Section 12.1 commencing with the third paragraph of that section.

The Employer agrees to deduct health insurance supplemental payments in accordance with the provisions of this Agreement under Section 12.1.1.

Section 3.2Service Credit and Seniority

Section 3.2.1Service Credit

For the purpose of this Agreement, service credit is the actual amount of time for which a regular employee receives compensation for full-time employment with the Employer, to which is added the actual time the employee is on authorized leave without pay except as provided in Section 2.7, Leave to Accept Union Office, herein.  A probationary or temporary employee who is retained in employment and who acquires the status of a regular employee will receive service credit from the date of the employee’s original hiring.

Section 3.2.2Seniority

Seniority is the total service credit which the employee has with the Employer since the employee’s last uninterrupted date of hire within this Chugach bargaining unit.  When more than one employee is employed on the same day, the employee with the earliest birth date (year, month and day) will have the greatest seniority.

A list reflecting the relative seniority status of each employee covered hereunder will be available to the shop steward.  The Employer will keep such seniority list current.

Section 3.3Termination of Seniority

The seniority of an employee will terminate under any of the following conditions:

Section 3.3.1

When a regular employee is laid off, except that if the employee is re-employed and the employee’s service break is twelve (12) months or less, seniority will accrue uninterrupted from the original date of hire.  If the employee’s service break is over twelve (12) months, a new service date is established for the purpose of determining seniority, but the employee’s pay will include the employee’s longevity at the time of layoff.

Section 3.3.2

When an employee resigns.

Section 3.3.3

When an employee is discharged for cause.

Section 3.4Vacancies

The following procedure will govern job posting, job bidding, job award, re-evaluation, evaluation, and Qualifications Committee for all job classifications as set forth in Article 13 hereof.  Newly created or vacated regular positions, as defined in this section, may be filled by reassignment for a period of time not to exceed sixty (60) days, at which time such position will be posted and bid.

Section 3.4.1Job Posting

(a)Regular PositionsAny regular job or position covered by this Agreement which has been vacated and is to be filled, or any job that is being created and is to be filled, shall be posted.  Posting shall state details and qualifications applicable to the job or position.

(b) Temporary PositionsAny temporary job or position created to augment the work force will be posted for five (5) calendar days to permit employees to express interest.  Award will be made after close of posting period.

(c) Chugach will re-post Vacancy Postings in-house every twelve (12) months when a vacancy to be filled has not been filled by way of the posting/bidding process (in that order).  This timeframe may be extended by mutual agreement between the parties.  Re-posting will only be required if a qualified applicant from outside the Company is not hired to fill the position.

Section 3.4.2Job Bidding

For the purpose of providing every regular employee covered by this Agreement with an opportunity to bid on posted vacancies, Employer will make a reasonable effort to notify all regular employees, including those on vacation, of posted vacancies, provided that the regular employee on vacation has left an address or phone number with Employee Relations where the employee may be contacted.  Any individual covered by this Agreement may, within ten (10) calendar days from the date of job posting, present in writing, (or verbally, if out of town) to the Manager of Employee Relations a request to bid.  Such request to bid will include all data required by the posting.  Unless mutually agreed, employees are limited to one successful bid during any twelve (12) month period.  Regular employees may be assigned to temporary jobs for cross-training providing the regular employee consents to that particular assignment, which shall not be unreasonably withheld.  If an employee requests a re-assignment for purposes of cross-training, Employer will not unreasonably deny the request.  Periods of such re-assignment may be up to sixty (60) calendar days.  The 60-day limit may be exceeded by the mutual consent of the Union and the Employer.  Temporary promotions shall be on a twenty-four (24) hour basis.

If an employee voluntarily bids into a lower pay classification, the employee will be paid at the lower rate.

Section 3.4.3Job Award

Within fourteen (14) calendar days after the closing date of the bids, the bidders will be considered and the job awarded.  Bid pay to start at the time of the bid award, providing employee is available to assume position on that date and shall continue until bid position is cancelled.

All bids will first be reviewed for validity of qualifications by a committee composed of two (2) representatives from the bargaining unit selected by the appropriate bargaining unit shop steward and two (2) from the Employer.

The Bid Committee will first evaluate qualifications of bidders who are regular or probationary employees covered by this Agreement.  If there are no qualified bidders, then qualifications of bidders who are temporary employees covered by this Agreement will be considered.

The Bid Committee must first consider the following factors, without favoritism of any kind: ability to meet the posted qualifications, three (3) years past performance, and bargaining unit seniority.  Where the first two factors are equally satisfied, seniority shall prevail.

The Bid Committee may request interviews with the bidder(s) and/or managers or a demonstration by the bidders of job knowledge or skills.  The use of such additional assessment tools shall be mutually agreed to by the members of the Committee.

Where the Bid Committee selects a bidder by majority vote, the Executive Manager or designee will, in the absence of overriding circumstances, accept the Bid Committee’s selection.  If the Executive Manager or designee does not accept the recommendation of the Bid Committee, the Executive Manager or designee shall inform the Bid Committee and a new Bid Committee, composed of two (2) different representatives from the bargaining unit selected by the appropriate shop steward and two (2) different representatives from the

Employer shall be convened.  This Bid Committee shall follow the same procedure set forth above.  In the event that this second Bid Committee cannot make a selection by majority vote, the Executive Manager or designee shall make a selection from the qualified bidders.  If the second bid committee does reach a majority decision their decision will be implemented.

In the case of a selection by the Executive Manager, an employee who believes that he/she was passed over without justification may file a grievance and follow the procedure provided in Article 10 of this Agreement.

Employees awarded a bid will undergo a sixty (60) day probationary period to be determined by the Bid Committee for that position.  The sixty (60) workday limit may be extended by mutual consent of the Union and the Employer.

The Company and the Union agree that the Bid Committee will determine if an employee meets qualifications per the RIF/layoff provisions of the contract or meets qualifications while on probation.

(a)For the purpose of a Job Award under this Section, the employee must actually be available at work and able to assume the bid position on the date of the bid award, for the bid award to result in a change in job duties or a wage rate change.

If the employee has been granted leave, the bid award shall be made by the bid Committee in accordance with the terms of the Agreement, but it shall not be effective until the first day the employee returns back to work from leave.

Section 3.4.4Re-evaluation

In the event any two members of a Bid or Evaluation Committee, as established in Section 3.4.3, determine that the bidder did not successfully complete probation, the bidder will be restored to the bidder’s previous position and rate, if the position has not been filled.  If the position has been filled, the bidder will revert to the bidder’s previous rate of pay and may then be temporarily assigned up to sixty (60) days to power plant locations and job assignments as required, after which the employee will return to the employee's original base assignment.  During this sixty (60) day period, the employee must bid any position which opens, and for which the employee is qualified that does not require a household move; failure to do so shall cause the employee to be discharged.  If, after the expiration of the sixty (60) day period, there is no vacant position available of equal or less pay for which the employee is qualified, then the reduction-in-force provisions of this Agreement shall be applied, with the bid employee being treated as being in the position the employee had immediately prior to assuming the bid position.  The sixty (60) day time period set forth herein may be extended by mutual agreement of the Union and the Employer.

Section 3.4.5Evaluation Committee

An Evaluation Committee will be established to evaluate the performance of an employee in a position containing steps.  This committee will consist of two (2) members of management and two (2) members of the bargaining unit, selected by the shop steward.  Members will be familiar with the employee’s performance who is under evaluation, and will determine if the employee qualifies for the next step increase, as measured against standards established by the Employer.  In the event that any two (2) members of the Evaluation Committee determine that the employee did not meet the qualifications to advance, the employee will remain at the employee’s present step and will be evaluated again at a mutually determined time.

Section 3.4.6Classification Committee

(a)Composition and PurposeThe Union and the Employer shall utilize a Classification Committee consisting of two (2) management representatives appointed by the CEO or designee and two (2) bargaining unit representatives appointed by the Business Manager or designee.  The primary purpose of the Classification Committee shall be the review of newly proposed job classifications or changes in existing classifications falling within the scope of this Agreement.

Employer agrees to submit changes in job descriptions for review and comment to the Classification Committee prior to implementing such change and that it will continue to seek consensus and work collaboratively with the Union prior to implementation, recognizing that such decisions are best made by mutual agreement whenever possible.

The procedure for review and comment shall be as follows:

(b)ProceduresWhen the Employer or the Union requires a new job classification or either party wishes to propose changes to existing classifications, the following procedure shall be followed to ensure efficiencies in the process:

Step One:The moving party will prepare a proposal identifying the changes sought and forward it to the Vice President (VP) of Human Resources (HR) who will then distribute it to the Classification Committee for review and consideration.  The VP of HR will complete the formal drafting of a new or revised classification, if necessary.

Step Two:The Committee will meet within seven (7) calendar days of the Committee members’ receipt of the proposal on newly proposed position descriptions, or discuss changes to position descriptions unless mutually agreed otherwise between the parties.  Committee members unable to attend in person shall attend telephonically.

Step Three:The Classification Committee will reach a decision within seven days of the meeting and the decision of the majority of the Committee shall be final except as provided below.

Step Four:If the Classification Committee does not agree on the establishment of the new job classification or the proposed change, or does not render a decision within the time frame noted above, unless the delay is the result of extensions of time requested by the Employer, the matter must be submitted to, and reviewed by, the appropriate Senior Vice President.  The Senior Vice President will be the tie breaker with respect to the creation of a new or the modification of an existing classification.  If the parties deadlock regarding appropriate compensation for the new or modified classification the matter will proceed immediately to arbitration,

(c) No regular employee will be laid-off, terminated or discharged by the Employer as a result of the Employer’s creation of a new classification or the modification of an existing classification.

(d) Employees will not be displaced by any increase in the qualifications of a position; employees who do not have the additional qualifications will be grandfathered in their current position.

Section 3.5Reduction in Force and Layoff

Section 3.5.1Decision

Employer shall give the Union thirty (30) days notice of any contemplated reduction in force, in order to provide an opportunity for joint discussion of the reasons for that potential RIF and potential alternatives.  All non-regular bargaining unit employees and temporary personnel who may be working in the affected classification shall be laid off before regular bargaining unit employees who normally perform work within that classification are laid off.  No regular employee will be laid off if there is a contract employee doing bargaining unit work that the regular employee can perform.

Section 3.5.2Procedures

If the Employer decides that sound management requires the reduction of the work force in a particular job classification, employees will be laid off in reverse order of seniority in that classification.  If, as the result of the elimination of a position within a job classification, a more senior employee is required to transfer, the employee shall transfer to the position being vacated by layoff of the least senior employee within the job classification.

If there are no available positions within the employee’s current job classification, an employee with greater company-wide seniority may bump the least senior person in another job classification in which the employee has previously worked as a regular employee.  If the employee has previously worked in more than one job classification, the employee must bump into the classification in which the employee most recently worked prior to the position from which the employee has been RIF’d.  This procedure shall be followed until an employee cannot bump and is laid off.  Any such bumping rights must be exercised within five (5) calendar days of notice of the reduction in force; provided however, that for any employee working at Beluga this time period must include at least two (2) days off duty.

Any employee who is subject to a reduction in force shall receive not less than one (1) month written notice of such action of the Employer, or, in lieu thereof, at the option of the Employer, one (1) month’s wages.

If, as the result of the bumping or recall process described herein, an employee assumes a job previously held, but not worked (excluding temporary assignments to a higher classification) during the previous twelve (12) months, the employee shall have thirty (30) days in which to demonstrate proficiency in that job title or be reduced from the work force.

Section 3.5.3Recall Rights

When applicable, this section shall take precedence over Section 3.4, Vacancies, of this Agreement.

Any regular employee who is terminated from employment for other than cause (or resignation) will be given preference in the filling of any subsequent job vacancies with the Employer for a period of one (1) year, provided that the employee is qualified for a vacant position.  The Bid Committee will determine if an employee meets the qualifications required to exercise this preferential right.

Recall shall be based upon company-wide seniority, and filling a vacancy for a temporary position shall not change or extend the length of time a laid off employee has recall rights under this Agreement.  If an employee is found qualified for a position not previously held, the employee will be subject to the customary probationary period defined in Section 3.4.3 of this Agreement.

Any employee who has moved from one classification to another, or from one work location to another as the result of a reduction in force or layoff shall have the right to return to their previous classification and/or work location if a vacancy occurs within a two-year period of the layoff that caused the employee to be displaced.  An employee exercising the right to return under this paragraph shall have precedence over a laid off employee with respect to a vacancy.

In the event of reduction in force or layoff due to Employer’s acquiring or operating other generation facilities, all power plant employees will have priority for employment at such other facilities consistent with qualifications and in the event of transfer to such other facilities, will retain their accrued service credit with the Employer and “time of employment under the collective bargaining agreement.”  Employees shall also retain their accrued “time in the classification” if the employee does not change classification in the transfer.

ARTICLE 4

Annual Leave and Holidays

Section 4.1Annual Leave

1)	A regular employee will earn annual leave at the rate of:

1st year160 hours per year

2nd year               176 hours per year

3rd year                192 hours per year

4th year                208 hours per year

5th year                240 hours per year

per annum of active and continuous service.

An employee on annual leave will be considered in active service; an employee on approved leave without pay will not be considered in active service.  Except for prior written approval of an employee's Executive Manager, or other person designated in writing by the Employer, no employee shall be allowed to take more than four hundred eighty (480) hours of annual leave at one time.  Accrued annual leave hours will be shown on each paycheck.

2)	Leave available for cash-in-lieu (cash-out): Effective October 30, 2020;

a.	Employees with 640 total annual leave hours or less on that date will be capped at 640 hours; and,

b.

Employees with more than 640 total annual leave hours on that date will be capped at the number of total annual leave hours accrued by that employee as of that date.  For employees whose annual leave cash-out cap is greater than 640 hours as of October 30, 2020, should the employee's total leave hours ever drop to 640 or less, 640 hours will be their new cap.

c.	If subsequent annual leave is accrued in excess of the employee's cap, those hours can be used for leave time and may not be used for cash-in-lieu of leave. If an involuntary separation 25 of employment occurs and the employee has unused annual leave in excess of their personal cap those hours will be cashed out.

d.

Cash-in-lieu (cash-out) will be limited to not more than 640 hours per year; unless the bargaining unit member’s individual cap from (b) above is higher.  However, in a year in which voluntary separation of employment occurs, a bargaining unit member who has cashed out up to 640 hours or the bargaining unit members personal cap in that year can also cash out remainder of their leave up to 640 hours or the bargaining unit members personal cap upon separation.

3)	Employees may not retire directly from leave.
4)	Effective with the Date of Closing, all non-cash leave benefits from the ML&P contract will be discontinued.

Section 4.2Scheduling of Annual Leave

Annual leave will be scheduled in advance as follows:

Section 4.2.1

The Employer shall prepare a twelve (12) month annual leave schedule calendar identifying any limitations or restrictions in the number of employees that can be on annual leave due to reasonable business needs.  This annual leave calendar shall be prepared and circulated no later than February 1 for completion by March 1 for the following period March 1 to February 28.  The Employer and the Union agree to keep the annual leave schedule circulating.  The annual leave schedule with seniority list attached will be circulated, first to the most senior employee and then to other employees in seniority order so that each employee may enter one period of annual leave consisting of one or more contiguous days.  When all employees on the seniority list have had an opportunity to select an annual leave period, additional circulation of the schedule as necessary shall be made in seniority order for the purpose of allowing employees other non-conflicting periods in the same manner.  After March 1 annual leave will be granted in accordance with the remaining provisions of this section.  Approval is granted unless disapproval in writing of said leave is made by March 11.  Written disapproval of leave shall include the reason why requested leave has been disapproved.  Both the Union and the

Employer agree that both parties shall take all reasonable action to compensate for the employee’s absence.

Section 4.2.2

Requests for annual leave not covered by Section 4.2.1 above, will be considered in the order received.  Annual leave requests for a period of over seven (7) days if submitted to employee’s supervisor after March 1, will be requested at least ten (10) business days prior to the commencement thereof.  Approval or disapproval of said leave will be made within five (5) business days after request has been received.  Annual leave requests for a period of seven (7) days or less if submitted to employee’s supervisor after March 1, will be submitted at least three (3) business days prior to the commencement thereof.  Approval or disapproval of said leave will be made within two (2) business days after request has been received.  Such annual leave will be granted if, in the opinion of the Employer, its reasonable business needs will permit.  Otherwise, such requests will be granted as soon thereafter as practicable.  Annual leave may be granted for time less than a regularly scheduled workday.  Leave is considered approved unless written disapproval of leave within the prescribed time frame is made.  Written disapproval shall include the reason why leave has been disapproved.

Section 4.2.3

Employees may cancel said leave or any portion thereof, with at least thirty (30) days’ notice prior to the beginning of such leave.  Written approval of the employee’s supervisor is required for cancellation of leave with less than thirty (30) days’ notice.  Employer shall state reason for denial of leave cancellation.

Section 4.3Emergency Leave

In emergencies such as serious illness or other grave personal problems which, in the opinion of Employer merit such consideration, annual leave will be granted immediately, provided that the employee states the reason for requesting such leave.  If accrued annual leave is exhausted, the Employer may grant leave without pay under Section 4.11, Leave Without Pay.  The Union will cooperate with the Employer to insure to the maximum extent possible that consideration given to emergency requests for annual leave are not abused.  Employees will make every reasonable effort to notify the Employer in a timely manner of the need to be absent because of an emergency.

Section 4.4Bereavement Leave

In the event of a death in the immediate family, an employee shall be granted five (5) working days paid leave of absence for purposes of attending the funeral, attending the burial, or dealing with the immediate grief caused by the death.  Such leave will not be used as a reduction of the employee’s accrued annual leave and may not be banked for future use.  Employees will make every effort to notify the Employer in a timely manner of the need to be absent because of bereavement leave and, upon returning from such leave, will confirm the reason the leave was taken on a form provided by Employer.  The term immediate family is defined as the following and applies both to the family of the employee and the employee’s spouse:  child (including foster child and step-child), spouse, sister, brother, parents (including foster parents and step-parents), and grandparents.

Section 4.5Jury Duty

An employee shall promptly inform the employee’s supervisor when the employee receives a summons for jury duty.  If an employee is absent from work on a regularly scheduled workday in compliance with a summons for jury duty, or is subpoenaed to appear because the employee’s presence was directly related to the discharge of duties with Employer, such employee will be administratively excused with pay for the period that the employee’s absence for such duty is necessary.  The employee will be paid the applicable straight time, day rate, less the difference between any jury fee received by the employee and any parking fee paid by the employee.  No shift premium or overtime will be paid for jury duty.  No charge against annual leave will be made for absence from work in compliance with a jury summons or subpoena referred to above.  Shift workers shall be assigned to day shift Monday through Friday when serving.  For each day while on jury duty, the employee shall obtain from the clerk of court a note indicating when the employee is released from jury duty; if two (2) or more hours remain in the work day, excluding a lunch break if the employee did not receive such a break during jury duty, the employee shall return to work as soon as is reasonably feasible.

Section 4.6Voting Time

An employee desiring to vote in a federal, state, or municipal election may do so, provided the employee is eligible to vote in that particular election for which the employee requests the time off and that the employee can reasonably be spared from the employee’s duties.  The Employer may schedule voting time throughout the day; provided, however, that employees scheduled to vote just prior to the end of their scheduled workday will be given one (1) full hour.  Absence from work for voting time shall be charged against annual leave.

Section 4.7Military Leave

An employee absent from the employee’s employment in order to discharge military service required by law will be granted leave without pay for the period of such service or, at the employee’s option, annual leave to the extent such leave has been accumulated.

Section 4.8Blood Bank

Employees who volunteer in an emergency to donate blood shall be excused and compensated at their regular straight-time rate for travel time and actual time spent donating.

Section 4.9Sick or Disability Leave

When illness or the need of medical attention requires that a regular employee be absent from regularly scheduled work three (3) or more consecutive days, commencing after the third day, leave without pay shall be granted by the Employer at the request of the employee.  Otherwise, his absence will be charged to annual leave to the extent that such employee has accrued annual leave with the Employer.  Such leave will not exceed one (1) year if the employee had less than five (5) years of service credit at the start of such leave, nor exceed two (2) years if the employee had five (5) years or more service credit at the start of such leave.  The one and two year caps on leave without pay noted above shall be calculated on a cumulative basis using a rolling five (5) year period.

Section 4.9.1Employee Notice of Absence

If an employee is unable to report to work due to illness or disability, the employee will make every reasonable effort to notify Employer by either personally notifying the employee’s supervisor or by leaving a message on the company voice mail of the employee’s supervisor prior to the start of the employee’s regularly scheduled shift.

Section 4.9.2Medical Verification

If an employee takes annual leave or leave without pay because of claimed illness or need of medical attention, the Employer may require the employee to provide the Employer with a statement from a medical doctor certifying that the employee’s absence was necessary for medical reasons in cases of suspected abuse of leave.  Additional statements by a medical doctor may be required by the Employer in the case of extended illness or disability.  The employee shall receive one (1) hour compensation at the straight time rate (not counted as hours worked).  The employee shall be reimbursed for physicians’

charges not covered by the employee’s insurance upon submission of all relevant documentation.

Section 4.9.3Certification Upon Return to Work

Each employee, upon returning to work, will provide the Employer with a physician’s statement authorizing such return and stating work limitations required, if any.  After returning to work, if the employee is observed to have problems in performing the employee’s job, the employee may be requested to return to the employee’s treating physician for a written evaluation of work that may be safely performed, and time required for this evaluation shall be considered as hours worked.  Employer agrees to provide the treating physician, prior to this evaluation, with a written description of the physical requirements of the job.

Section 4.9.4Pregnancy Leave

Employees who are disabled as a result of pregnancy, child birth, or a related medical condition, shall be granted the same consideration as an employee having any other disability.

Section 4.10Work Related Injuries

Section 4.10.1Worker’s Compensation

If a regular employee is absent from work because of an injury which is compensable under the worker’s compensation laws, or any other applicable law, the employee will continue to earn service credit until such credit is terminated by mutual agreement of the parties, or at such time as the compensation claim has been fully settled, whichever is earlier.  Employee shall furnish Employer with a statement from a medical doctor certifying that the employee’s absence was necessary for medical reasons and a statement certifying that the employee is able to return to work.  When an employee is on worker’s compensation, the employee shall continue to accrue annual leave.

Section 4.10.2Payment in Addition to Worker’s Compensation

The Employer will pay weekly to any employee disabled in Employer’s employment a sum equal to the difference between the total amount of compensation to which the employee is entitled under the Alaska Workers’ Compensation Act and/or under any other disability insurance program in which Employer may participate, and seventy-five percent (75%) of the total wages to which the employee would have been entitled, computed at the straight time rate for the employee’s regularly scheduled hours of employment, had the employee been on active employment; provided, all such payments in lieu of wages shall be limited to the period for which the employee is entitled to disability compensation, but not to exceed a total of twenty-six (26) weeks; and provided, further, Employer may require the employee to furnish satisfactory evidence of the sums received as disability compensation and medical evidence justifying the employee’s continued receipt of such disability compensation.

Section 4.10.3Pension Contributions on Worker’s Compensation Pay

Pension contributions shall be made on a regular employee’s behalf up to a maximum of forty (40) hours of compensation per week for each week the employee receives supplemental payments in addition to workers compensation pursuant to Section 4.10.2 with contributions capped at a maximum of twenty-six (26) weeks.

Section 4.11Leave Without Pay

Section 4.11.1Use

(a) Approved Leave Without Pay, (Incremental) -  Employees may take leave without pay, the first 80 hours per calendar year of Approved Leave Without Pay (ALWOP), may be granted at the discretion of the Supervisor upon application and consistent with the provisions of Annual Leave in this Agreement. This leave may be taken even if the employee has an annual leave balance.

(b) Approved Leave Without Pay - Leave without pay, not to exceed sixty (60) days in any one (1) year, may be granted at the discretion of the Employer upon application but leave without pay will not be granted to any employee until the employee has used all accrued annual leave, except as otherwise provided in this Agreement.  The employee will continue to earn service credit with the Employer during the time that the employee is on approved leave without pay status.  This section will not apply to leave without pay for employees entering Union service, nor to leave without pay for medical reasons, which are covered elsewhere in this Agreement.

(c) To prevent abuse of leave without pay, whenever an employee who has exhausted all annual leave in the calendar year has used unapproved leave without pay for routine, incidental absences in excess of forty (40) cumulative hours in that year, the employee will be responsible for paying the pro rata share of monthly health care premiums paid by the Employer on any subsequent unapproved leave without pay in that calendar year.  The employee’s pro rata share will be paid by payroll deduction.

Section 4.11.2Notification

If an employee seeks leave without pay under this section for a period of over five (5) working days, and requests the leave at least ten (10) working days in advance, the Employer shall give written approval or disapproval of the leave request within five (5) working days after the request is received.  If the Employer turns down a request for leave without pay, the Employer will advise the employee whether, in the opinion of the Employer, the employee may take the leave at a later time.

Section 4.11.3Holiday Pay Eligibility

An employee on leave without pay on the day before or after a holiday will not be eligible for holiday pay.

Section 4.12Substance Abuse Treatment Opportunity

Employees suffering from alcoholism or drug abuse will receive the same consideration that is extended to employees having any other illness.

Section 4.13Employee Responsibility – Treatment

It shall be the employee’s duty to seek treatment for alcoholism or drug abuse.  In no case shall job security or promotional opportunity be jeopardized by seeking treatment for such an ailment or condition.  However, if two (2) alcohol or drug abuse related occurrences occur within a twelve (12) month consecutive period, a third occurrence may be just cause for termination.  The employee is responsible for maintaining a satisfactory level of job performance.  Failure to do so may result in appropriate corrective or disciplinary action as determined by Employer.

Intent Statement:  The parties understand that the “safe harbor” created by the above section is designed to encourage employees to seek treatment for alcohol and substance abuse, and to protect them against discipline and job loss while they are in treatment if they should stumble once or twice.  It is not intended to give employees who have not admitted they have a problem, or sought treatment, the right to abuse alcohol or other substances before they can be disciplined.

Section 4.14Holidays

Except as otherwise provided in Section 4.14.2, Holidays (Telecommunications and Information Services Department Only), the days hereinafter listed will be recognized as paid holidays:

New Year’s Day	(January 1)
Washington’s Birthday	(Third Monday in February)
Memorial Day	(Last Monday in May)
Independence Day	(July 4)
Labor Day	(First Monday in September)
Veterans’ Day	(November 11)
Thanksgiving Day	(Fourth Thursday in November)
Friday after Thanksgiving
Christmas Eve	(December 24)
Christmas Day	(December 25)
New Year’s Eve	(December 31)
Employee’s Birthday

Section 4.14.1Holiday Schedule

Eligible employees shall be paid holiday pay at their factored straight time rate of pay equal to their normally scheduled hours for that day.  For example, if an eligible employee on a ten (10) or twelve (12) hour schedule does not work a holiday, that employee will be entitled to ten (10) or twelve (12) hours of holiday pay.

Scheduling of Employees Birthday:  To be taken as eight (8) hours of annual leave in accordance with Section 4.2, Scheduling of Annual Leave.  These hours will not be deducted from the employee’s annual leave account.

The foregoing holidays will be observed on the dates mentioned above, unless other days for their observance are established by statutes or presidential or gubernatorial proclamation.  In the event of a conflict between a federal law or federal proclamation and a state law or gubernatorial proclamation with respect to any such observance, the state law or gubernatorial proclamation will control.

If a recognized holiday falls on a Sunday, it will be observed on the Monday next following; if one of said holidays falls on a Saturday, it will be observed on the preceding Friday.  If Christmas and New Year’s falls on Saturday, they will be observed on Friday, and Christmas Eve and New Year’s Eve will be observed on Thursday.  If Christmas Eve and New Year’s Eve fall on Sunday, they will be observed on the preceding Friday.

If a holiday falls on a rotating maintenance operator, boiler operator, or dispatcher’s day off or for those employees working on a week on/week off shift at Beluga, the holiday will be observed on his next regular workday.

Section 4.14.2Holidays (Telecommunications and Information Services Departments only)

The days listed below will be recognized as paid holidays for Information Services Department (formerly Data Processing Department) and Telecommunications Department (formerly Electronics) employees.

New Year’s Day	(January 1)
Memorial Day	(Last Monday in May)
Independence Day	(July 4)
Labor Day	(First Monday in September)
Thanksgiving Day	(Fourth Thursday in November)
Friday after Thanksgiving
Christmas Eve	(December 24)
Christmas Day	(December 25)
New Year’s Eve	(December 31)
Two Floating Holidays*
Employee’s Birthday

*If an employee desires to use one floating holiday to observe Martin Luther King Day, the Employer will allow the employee(s) to do so, provided that essential operations of the Information Services Department and Telecommunications can be maintained for that day.  Martin Luther King Day shall be observed on the third Monday of January.

Except for consideration of Martin Luther King Day above, the floating holidays shall be observed on days mutually agreeable to the employee and Employer.

Employee's birthday shall be observed on a workday of the employee's choosing during the month in which the birthday occurs.

New-hire employees in the Information Services and Telecommunications Departments are not eligible for floating holidays until they have completed ninety (90) days of continuous service with the Employer.  Temporary employees dispatched on a short call (14 calendar days or less) shall not be eligible for floating holidays or birthday holidays.

ARTICLE 5

Hours of Work and Compensation

Section 5.1Workday and Workweek

Section 5.1.1General

The following shall apply to all bargaining unit employees covered by this Agreement who do not have specific workday and workweek schedules defined elsewhere in this Agreement.

The Employer may establish either a five (5) days per workweek / eight (8) hours per day (5-8’s) schedule or a four (4) day per workweek / ten (10) hours per day (4-10’s) schedule.  An established schedule means a schedule that is effective for at least two (2) weeks.  No employee will be required to lose any previously scheduled working hours in a two (2) week pay period by reason of a change in jobs or shifts, except in cases of personal convenience or preference as requested by the employee.

(a)Five (5) Day Per Workweek / Eight (8) Hours Per Day Schedule  The five – eight schedule shall be five (5) consecutive days Monday through Friday with an eight (8) hour regular workday beginning between the hours of 6:00 a.m. and 8:00 a.m. and ending between the hours of 3:00 p.m. and 5:00 p.m. with a one (1) hour unpaid meal period scheduled to start between 10:00 a.m. and 12:00 noon.  The one (1) hour unpaid meal period may be changed to a one-half (½) hour unpaid meal period with agreement of both Employer and employee.

When a second or third shift is scheduled on the five days per workweek/eight hours per day schedule, the first shift shall be from 7:00 a.m. to 3:30 p.m., the second shift shall be from 3:00 p.m. to 11:30 p.m. and the third shift shall be from 11:00 p.m. to 7:30 a.m. with a one-half (½) hour unpaid meal period included approximately midway for each shift.  No shift premium will be paid for the first shift; a ten percent (10%) shift premium will be paid for the second shift; a fifteen percent (15%) shift premium will be paid for the third shift.

(b)Four (4) Days Workweek/Ten (10) Hours Per Day Schedule

The four-tens (4–10’s) per day schedule shall be four consecutive days Monday through Thursday or Tuesday through Friday beginning between the hours of 6:00 a.m. and 8:00 a.m. and ending between the hours of 5:00 p.m.

and 7:00 p.m. with a one (1) hour unpaid meal period schedule to start between 11:00 a.m. and 1:00 p.m.  The one (1) hour unpaid meal period may be changed to a one-half (½) hour unpaid meal period with agreement of both Employer and employee.

When a second shift is scheduled on the ten (10) hours per day schedule, the second shift will begin between 2:00 p.m. and 5:00 p.m. and end between 12:30 a.m. and 3:30 a.m. with a one half-hour (1/2) unpaid meal period approximately midway through the shift.  No shift premium will be paid for the first shift; a twelve and one–half percent (12.5%) shift premium will be paid for the second shift.

Section 5.1.2Keep Whole

If an employee is caused to lose days off because of an involuntary shift change, the employee will be paid at the applicable overtime rate during the first rotation of the new shift, for all hours worked on what would have been the employee’s scheduled days off on his previous shift.

This section may not be used by an employee for the purpose of claiming overtime pay for training, unless authorized by Employer in writing.

Section 5.1.3Meals and Lodging

(a)Meals When Working Straight Shift  For any workday set forth in this Agreement, employees working a straight shift without provision for a meal period will eat on Employer’s time when work permits.

(1)	Employees Working at Beluga – The Employer will provide employees with three daily meals.

(a) Day shift employees will have one-half hour paid time to eat lunch.  Breakfast will be eaten on unpaid time before the start of the employee’s shift.  Dinner will be eaten on unpaid time after the end of the employee’s shift, except on shift change days, day shift employees will be permitted to eat dinner during their shift.

(b) Night shift employees will be permitted to eat breakfast on paid time.

(c) Generally, meals will be served at the following times, subject to the times being altered as necessary to address business needs; no employee will suffer a loss of pay as a result of any change in meal times by the Employer.

Breakfast will be served from 6:30 a.m. to 7:00 a.m.

Lunch will be served from noon to 12:30 p.m.

Dinner will be served from 7:00 p.m. to 7:30 p.m.

(b)Meals During Flight Delays  For employees whose meals are provided by the Employer during their work shift, such employees shall be reimbursed for reasonable expenses for meals when flights are delayed during travel to and from work locations.

(c)Meals During Overtime Work

(1)Employees Working at Other Than Beluga  When an employee is required to work more than two (2) hours immediately following his regularly scheduled shift, or four (4) hours or more after a call-out, and every four (4) hours thereafter until relieved, the employee shall be furnished a meal by the Employer (not to exceed $25.00 including gratuity) on the Employer’s time at the straight time rate.

Eating shall be accomplished as quickly as reasonably possible not exceeding one (1) hour if returning to work after eating.

If the employee elects to eat after he had finished work, the Employer shall furnish the meal and one-half (1/2) hour straight time pay for the delayed break.

In lieu of being furnished a meal by the Employer, the employee may elect to be compensated one-half (1/2) hour at the double time rate plus thirteen dollars ($13.00).

(2)Employees Working At Beluga  The Employer shall maintain current practice at Beluga, including time to eat and Employer provided meals.

(d) Employer Provided Room and Board  Where the Employer provides room and board, each employee will have his own room and will not be required to double up except in cases where someone may not be able to return to town and no other facilities are available.

Chugach may use Employer provided rooms as necessary to house other personnel while an employee is not at Beluga.  The Employer will provide secure and heated storage space of adequate size for employees to store personal possessions when employees are not at Beluga when Chugach places another individual in the room.  Employees will be given a reasonable amount of time during working hours to store and retrieve their possessions, not to exceed one hour, unless mutually agreed otherwise by the employee and Employer.  The Employer will notify the employee at least three (3) days before the end of their shift that their room will be utilized for sharing unless unforeseen events preclude such notice.  Only persons of the same gender will be required to share the same bathroom when adjoining rooms with a shared bathroom are simultaneously occupied.

Chugach contractors will be doubled up first in any available, unoccupied rooms.  The Employer will then use the room of employees who have signed a volunteer list.  If there are an insufficient number of volunteers, the Employer may use rooms occupied by employees who are Beluga residents.  If additional rooms are still needed, rooms of bargaining unit employees who are not at work at Beluga will be utilized.  Bargaining unit rooms will be used on a reverse seniority basis.

(e)Allowance for Per Diem  (This provision does not apply when employees are staying in the Employer’s facilities at Beluga.)  When an employee is away from home, the employee shall have the option to receive one-hundred and fifty dollars ($150) per diem in lieu of Employer furnished meals and lodging for all days which the employee may be required by Employer to remain away from home.

(f)Moving Expenses  Employees who transfer to any location outside of Anchorage or from any location outside of Anchorage to Anchorage, or to or from other mutually agreed locations, will be reimbursed for all reasonable moving expenses, and in addition, a maximum of thirty (30) days lodging and meals while staying at a recognized motel or hotel.

(g)Meals While on Temporary Assignment  An employee who is assigned on a temporary basis to the Beluga Power Plant, and who is required to return to Anchorage for emergency work prior to 11:30 a.m. will be reimbursed reasonable expenses for a meal.

Section 5.1.4Employees Working Out of Classification

(a)Compensation for Employees Working in Higher Classification  An employee who is assigned to work in a higher classification will be paid the higher wage rate for hours actually worked.

(b)Temporary Transfer to Lower Classification  No employee will suffer a reduction in pay by reason of the employee’s temporary transfer to a job carrying a lower pay classification.

Section 5.1.5Work Location

(a)Base Assignment  Each employee will be assigned to a regular base assignment at one of the Employer’s facilities on a continuous basis; however, employees may be transferred  because of the result of a job bid or a reduction in force, or temporarily reassigned, all subject to the provisions of this Agreement.

(b)Non-Base Assignment  When an employee is required to work away from home, the employee will be provided work or sent home at the employee’s request.  If the employee requests to be sent home, it shall be on the employee’s own time and Employer shall not be responsible for lost time due to weather or conditions outside of the control of Employer.

(c)Temporary Assignments for Regular Employees

(1)Beluga regular employees assigned to work at other Chugach facilities will work their Beluga schedule if the assignment is less than one (1) week.  For assignments of one (1) week or more, employees will work the schedule being worked at the plant they are temporarily assigned to.  The schedule change will take place at the beginning of a payroll week.  No loss of pay will result during this period.

Regular employees assigned temporarily to work at the Beluga Power Plant will work the schedule they regularly work if the assignment is less than one (1) week.  For assignments of one (1) week or more, employees will work the Beluga schedule being worked by personnel the reassigned employee will be working with.  The schedule change will take place at the beginning of the payroll week.  No loss of pay will result from this schedule change.

Temporary and probationary employees may be assigned to work any of the shifts defined in Article 5 of this Agreement.  The shift schedule will be established prior to hire and may be changed by prior mutual agreement between the Union and Employer.  Employees not working the seven-day schedule will be scheduled to work no less than eighty-four (84) hours in each two (2) week pay period.

Regular employees assigned to attend training classes outside of Beluga, which require four (4) or more days including travel, for attendance, will revert to an eight (8) hour per day schedule for the training and travel and period.  The schedule change will take place at the beginning of a payroll workweek.  Employees pay during such training periods will not be less than their normal pay for their regularly assigned work schedule.

(2)Beluga Assignment  Employees not assigned to Beluga who are required by the Employer to work temporarily at the Beluga Power Plant will be provided transportation, meals and, if necessary, lodging.  Such employees are not eligible for per diem or meal allowance.  If the employee is unable to return to Anchorage due to inclement weather or mechanical problems affecting the plane, after the employee’s assigned hours of work, the employee will be off shift in an unpaid status.  The employee will return to paid status the following day at the beginning of the employee’s regularly scheduled work day.

(3)Long-term Bernice Lake Assignment  Employees working at Bernice Lake Power Plant, who are not regularly assigned to the Plant and who reside more than thirty miles from the Plant, who are on a long-term project (over one week), shall have the option to receive the price of a round-trip ticket, between Anchorage and Kenai, once a week, and make their own travel arrangements.  If this option is selected, it will in no way interfere with established work hours.  If Employer elects to charter aircraft, this option does not apply.

(d)Remote Assignment  This provision does not apply to work at Beluga.

(1)A remote assignment is defined as an assignment of more than two (2) days in a work location that is not accessible by a road connected to the rail-belt Alaska Highway system.  Except for the last day of the assignment, the employee shall be scheduled for a minimum of ten (10) hours per day until the job is completed; unless the employee is regularly scheduled to work a twelve-hour day, then the employee shall be scheduled for a minimum of twelve (12) hours per day.  On the last day of the assignment, the workday will be at least the length of the employee's regularly scheduled workday.

(2)At the end of five (5) days, the employee shall normally have the option to return to home for two (2) unpaid days off; however if special requirements of the work would make a return trip home after five (5) days either disruptive or impractical under the circumstances, the Employer may extend such a work assignment up to seven (7) additional days.  Under these special circumstances, the employee would be scheduled to work a minimum of six (6) days per week, and would have the option to return home for two (2) unpaid days off after twelve (12) days away from home.

(3)If the employee is unable to return back to Anchorage because of inclement weather or other causes beyond the Employer's control, the employee shall have the option to have unpaid time off equal to the number of regular days off the employee lost as a result of the delay.  All transportation to and from the remote job shall be on the Employer's time and at the Employer's expense.

(4)The Employer will make every effort to provide as much advance notice of the anticipated length of the remote assignment whenever possible, and especially when the stay is likely to exceed five (5) days.

Section 5.1.6Transportation

(a)Employer Furnished Transportation  The Employer will furnish employee transportation as follows:

(1)Cooper Lake Power Plant  Employer will furnish a vehicle at the Cooper Lake Power Plant suitable for employee transportation on a year-round basis between Quartz Creek Substation and the Power House at the Cooper Lake Plant.

(2)Beluga Power Plant  Employer will schedule shifts and/or resupply air flights so as to permit one flight per week for those employees stationed at Beluga Power Plant to travel to Anchorage and return on their days off.

(b)Air Transportation  Scheduled crew change flights between Anchorage and the Beluga Power Plant shall be via twin-engine aircraft or single engine turbine powered aircraft.

Employer-paid flights provided to an employee because of the employee’s personal request may be via a “certificated air carrier” operating in compliance with federal regulations.

Employer agrees to provide personnel flights via a “certificated air carrier” operating in compliance with federal regulations.  If a helicopter is utilized for flights over water, it shall be float-equipped.

Anchorage is the “designated point of origin” for Employer-provided flights.  Employees who reside in Kenai may travel between Kenai and Beluga on a “certificated air carrier” and the Employer will pay the per seat cost for scheduled flights.  If the Employer’s need, weather, or mechanical problems requires an employee to land at a different airport from that which the employee left to report for work, the Employer shall either provide transportation to the regular airport or pay the employee’s cost of transportation to such airport.  Nothing in this section shall obligate the Employer to pay an employee beyond the end of his shift.  The Employer is not obligated to pay overtime for delayed flights or the time it takes an employee to get to the airport from which the Employee left to report to work.

(c)Transportation for Training in the Anchorage Area

(1) If the employee is working at Beluga when the training occurs, then the employee shall have the option of traveling to and from training utilizing the employee’s own vehicle or previously-authorized transportation provided by Employer.

(2) When the employee’s residence is more than fifty (50) miles outside the Municipality of Anchorage, or at Beluga, Employer shall provide previously-authorized transportation, food, and at Employer’s option, lodging, if it is not possible to return the employee home or to Beluga at the end of the training session work day.

(3) If an employee attends training of more than one day duration at Beluga during the employee’s off-duty week, or where Beluga is not the employee’s regular base assignment, the employee shall have the option of either staying overnight at Beluga, or commuting at the Employer’s expense between Beluga and Anchorage.  For this situation, air transportation provided to the employee may be via a “certificated air carrier” operating single-engine aircraft in compliance with state and federal regulations, if transportation on a crew-change flight is not available.

(d)Insurance for Air travel  Employer will guarantee each employee that, in the event of the employee’s death from injuries resulting from the employee’s being required to travel by air at the direction of, or in the discharge of the employee’s duties to, the Employer, the total sum of $750,000.00 will be paid to the beneficiary, or beneficiaries, designated and named by the employee to receive such payment.

(e)Delays for Weather or Other Circumstances

If transportation to the work location has been delayed because of weather or other conditions, the employee is expected to remain available to the Employer in order to travel to the work location at the earliest opportunity.  The employee will remain in paid status at the direction of the Employer, provided the employee has not been released from duty by the Employer.

Depending on unusual or extraordinary circumstances and with prior permission of the employee’s supervisor, an employee may request to be released from duty.  Upon approval of the supervisor, the employee may be released from duty, and may be allowed to take annual leave or leave without pay as appropriate for the remainder of that work day, and shall travel to the work location later, as approved by the Employer.

Section 5.1.7Longevity

Those employees hired before December 6, 1985 will receive additional compensation, at the rate of one percent (1%) per year, not to exceed ten (10) years of continuous employment with the Employer to be computed as follows: on the first of the month following the completion of each continuous year of employment, the rate of compensation of the employee concerned will be increased by the employee’s accumulated percentage (up to ten percent (10%)) of the employee’s current base rate.  Base rate equals wage rate plus longevity.

Any employee on the payroll as of December 6, 1985 will be entitled to longevity as set forth in this paragraph if re-employed as a regular employee within one (1) year of layoff, termination or reduction in force.

Employees hired after December 6, 1985, shall not receive longevity benefits.

Section 5.1.8Pay Period and Payday

(a)General  The Employer shall establish a payroll system providing for the payment on every other Wednesday (every two (2) weeks) of the compensation due an employee for the work performed prior to the Wednesday immediately preceding; provided, if a Wednesday payday falls on a day recognized as a paid holiday by the Employer, the Tuesday immediately preceding will be payday.

(b)Electronic Technicians  The Employer shall establish a payroll system providing for the payment every Thursday for the one (1) week pay period ending Wednesday the previous week.  If a Thursday payday falls on a day recognized as a paid holiday by Employer, the last workday preceding will be payday.  Employees subject hereto will be paid on or before the completion of their scheduled workday.

(c)Payday  An employee working as a dispatcher on the graveyard shift ending at 7:30 a.m. on the payday, or the night shift ending at 6:30 a.m. on the payday, will receive his compensation at or before the completion of his shift; all other employees subject hereto will be paid on or before the completion of their scheduled shift.

Section 5.1.9Pay on Termination

When an employee is terminated for cause or to effect a reduction in force, the employee will be paid all wages to which the employee may be entitled, together with such other sums as may be due the employee pursuant to the terms of this Agreement, no later than the close of the same business day.  If an employee terminates voluntarily, all earnings and other sums due the employee will be paid to the employee not later than close of business on the next business day following the employee’s last workday; provided that checkout has been successfully completed.  Employees shall be given a termination slip at the time of termination.

Section 5.1.10Statutory Employee Benefits

Upon application of an employee or authorized representative of the Union, the Employer will furnish evidence that it has complied with all statutory requirements with respect to worker’s compensation, unemployment compensation, old age and survivor’s insurance and any other statutory benefits to which employees of the Employer are entitled.

Section 5.2Compensation

Section 5.2.1Regular

Except as otherwise specifically provided in this Agreement, compensation for the first eight (8) hours of work in any one workday and for the first forty (40) hours of regularly scheduled work in any one workweek will be at the regular rate of compensation for the job classification concerned.

Section 5.2.2Overtime

(a)    General  Except as otherwise provided in this Agreement, all work performed in excess of eight (8) hours on any regularly scheduled workday will be compensated at double the straight time rate.  All work performed on recognized paid holidays will be compensated at double the straight time rate.  Whenever overtime is involved to cover a shift, employees of like classification will be given first opportunity to work such shift.  Double the straight time rate will be paid whenever less than twenty-four (24) hours notification is given to employees to change shifts.

(b)Equitable Distribution of Overtime Work

The opportunity for all overtime work will be distributed as equitably as it is practicable among the employees in the job classification in which such overtime work is performed.  In determining what is practicable, the Employer retains the right to determine to whom overtime is assigned based upon:

(1)  The requirements of the particular tasks and the skills of the employees within the job classification;

(2)  The qualifications and representative job duties and job requirements contained in the job description; and

(3)  The base assignment of the employee.

A list of overtime hours shall be posted bi-weekly.

(c)Scheduled Overtime Work

The Employer may schedule overtime work, when required, with a minimum of three (3) days notice to the affected employee, in accordance with the following provisions:

(1)The opportunity to work any overtime hours shall be offered to employees consistent with the provisions of Section 5.2.2(b), Equitable Distribution of Overtime Work.  An employee may decline overtime work opportunities at this point.

(2)If scheduled overtime work is not accepted, then the Employer may assign work; such assignment to be made in reverse seniority order from those employees eligible by classification to work the proposed “scheduled overtime work.”

(3)If the employee suffers expenses as the result of cancellation of previously-arranged plans as a result of the Employer’s assignment, the Employer shall reimburse the employee for all costs associated with the cancellation; or at the Employer’s option, the scheduled overtime work may be assigned to the next least-senior employee.

(4)The provisions in Section 5.2.2(f), Call-Out Pay, and Section 5.1.3(c), Meals during Overtime Work, shall not apply to scheduled overtime work.  Employee meals will be taken in the same manner as a normal work period.

(5)If proper notice of at least three (3) days is not provided to affected employees, the scheduled overtime work will be worked in the same manner as a call-out and will be compensated at the applicable overtime rate.

(6)The minimum time for scheduled overtime work will be one (1) hour.

(7)Other provisions of this Agreement not specifically referenced in this Section shall continue to apply to scheduled overtime work.

(d)Cancellation of Scheduled Overtime  If the cancellation of work that was previously scheduled in accordance with Section 5.2.2(c), Scheduled Overtime Work, is necessary, the Employer agrees to give as much notice to employees as is possible under the circumstances involved.  If the affected employee (or employees) is provided less than two (2) days notice of such cancellation, the employee shall be paid two (2) hours of overtime at the applicable overtime rate.

(e)Pyramiding of Overtime  No employee shall receive more than one (1) overtime rate for the hours worked and if more than one (1) overtime rate is applicable to the same hours worked, the higher rate only shall be paid.

(f)Call-Out Pay  An employee who is required to return to work without at least  three (3) days prior notice outside the employee’s regular days or regular hours of duty, will be paid a minimum of two (2) hours at the applicable overtime rate, or the applicable holiday rate, whichever is appropriate.  Except for employees who are at Beluga when a call-out is accepted up to a maximum of one (1) hour before the employee is required to report to the designated call-out site.  For employees who are at Beluga when a call-out is for work at Beluga, call-out pay starts when the call-out is accepted by the employee, up to a maximum of thirty (30) minutes prior to the time required to report for work.

For employees who must travel by air to another location or to a remote site for work, the “designated call-out site” will be the office of the air carrier designated by the Employer for the transport of the employee to the work location, and an employee is considered on duty from the time the employee is scheduled to fly to the call-out location.

Call-out pay ends when the specific job is completed and the employee returns to the point of origin.  “Point of origin” is defined as the location where the employee normally reports to work.  If an employee cannot return to the designated point of origin because of weather or other circumstances beyond the Employer’s control, the employee will be assigned work at that location in accordance with the normal schedule worked by his classification at the work location, and in accordance with the provisions of this Agreement.

(g)Holdover Pay  A minimum of three-tenths (3/10) of an hour at the applicable overtime rate will be paid for holdover time.  When the specific job is completed, holdover is completed.

Employees held over beyond normal scheduled departure date because of inability to travel will be assigned work in accordance with the shift normally scheduled at that location at the applicable overtime rate.

(h)Relief Time    Relief time, except as defined in Section 5.2.5, Relief, occurring during call-out and holdover is not paid time.

Section 5.2.3Holiday Compensation and Scheduling

(a)  Employees not scheduled to work who are called by the Employer to work on a paid holiday will be paid the straight time rate for such holiday and, in addition, will be compensated at double such straight time rate for the hours worked.  Likewise, employees scheduled to work on a paid holiday will be paid for all hours worked, in addition to the straight time rate for the holiday, double the straight time rate.  If an employee works outside normal shift hours on a holiday, the employee will be paid double time for such hours plus the holiday rate for the same number of hours.

(b)  The Employer may schedule holiday work for a position requiring work because of the need for continuous, around the clock operation at any of the Employer's facilities; and employees who work in such positions may be scheduled to work on holidays in accordance with their normal schedule.  Scheduled holiday work will be distributed as equitably as is possible among those employees who work in the affected classifications.  Employees who are scheduled by the Employer to work on a holiday will be paid at the double-time rate in addition to straight-time holiday pay for the total of all hours worked on the holiday.

Section 5.2.4Compensation During or in Lieu of Annual Leave

An employee who is eligible to receive annual leave under the terms of this Agreement and who is on annual leave will be paid at the employee’s straight time rate in effect when such leave is taken and on the day the employee would be paid were the employee on duty in the employee’s regular job.  An employee who is eligible to receive annual leave under the terms of this Agreement and who is temporarily working in a higher classification will be paid for annual leave taken at the higher wage rate after the employee has served in the higher classification for more than thirty (30) calendar days.

Upon termination, an employee who is eligible to receive annual leave under the terms of this Agreement will receive a lump sum payment in lieu of accrued annual leave, which payment will be computed at the employee’s straight time rate.  No employee shall be required to take cash payments in lieu of annual leave except when an employee resigns, is laid off, or is terminated.

An employee who is eligible to receive annual leave under the terms of this Agreement may receive payment in lieu of annual leave on a quarterly basis.  In an emergency, payment without regard to the quarterly limitation may be authorized consistent with Chugach’s established policy.  All cashing of leave shall be at the employee’s regular hourly straight time rate of pay.  An employee who is eligible to receive annual leave under the terms of this Agreement may cash in accrued leave at a higher wage rate when the employee is temporarily working in a higher classification only after the employee has served in the higher classification for more than thirty (30) calendar days.

Section 5.2.5Relief

Employer retains the right to direct an employee not to work when, in the opinion of Employer, it is unsafe for the employee to do so.  An employee may decline overtime work or work within the relief period when the employee, in good faith, feels so fatigued that the employee does not believe that the employee can perform the employee’s duties safely.

(a)  Electronic Technicians And Maintenance Personnel  Electronic technicians and maintenance personnel not assigned to Beluga who have been on duty for four (4) or more hours ending after 10:00 p.m. shall not report for work the following scheduled workday until they have had a minimum of ten (10) hours of relief.  The employee shall be paid at his applicable rate for those scheduled work hours included in his ten (10) hours of relief.  If the Employer requests the employee to come back to work without the minimum of ten (10) hours of relief, the employee shall be compensated at double the straight time rate until he is relieved.

(b)  Operators   An operator not assigned to Beluga who has been on duty four (4) or more hours between shifts shall not report for his following scheduled work shift until he has had a minimum of ten (10) hours of relief.  The employee shall be paid at his applicable rate for the scheduled work hours included in his ten (10) hours of relief.  If the Employer requests the employee to come back to work without the minimum of ten (10) hours of relief, the employee shall be compensated at double the straight time rate until he is relieved.

Section 5.2.6Compensation for Training

As used in this section, Training means schooling, seminars, conferences or evaluation visits for the purpose of evaluating tools, equipment, procedures, hardware or software requiring an overnight stay away from the employee's residence or base assignment.  Attendance by a member of the bargaining unit to attend Training which requires travel more than fifty (50) miles outside the Municipality of Anchorage and an overnight stay shall be voluntary.  Employer agrees to provide as much notice as possible relative to scheduling of Training.  An employee will be paid based on the employee’s hourly daytime wage rate for time spent in Training sessions; however, an employee shall not lose regularly scheduled pay during any pay period as a result of attending Training.  Regardless of the employee’s previously assigned shift or work day or week schedule, an employee’s normal schedule when assigned to Training shall be an eight (8) hour work day and a Monday through Friday work week.  Employer shall not incur overtime or pay employee any premium arising from a change in shift schedule due to attendance at Training.  Unless authorized by Employer, the employee shall not work more than eight (8) hours per day and shall not be paid overtime for attendance at such activities.  Employer agrees to schedule travel so that employees will have adequate rest before the Training is scheduled to begin; for purposes of this provision “adequate rest” means scheduling travel so that the employee is scheduled to arrive at the employee’s designated lodging for the Training at least ten (10) hours before Training is to commence.  If an employee is stranded anywhere as the result of Training, Employer will pay any additional food and lodging expenses.  If Employer schedules Training which conflicts with an employee’s previously approved leave, employee desires to attend the Training and Employer wants employee to attend the Training, then Employer shall reimburse the employee for all costs associated with the cancellation of leave.

Employees will be paid for travel consistent with the applicable regulations adopted by the Alaska Department of Labor, Wage and Hour Division to attend Training sessions.

Employer will arrange and pay for all lodging and air and ground transportation to and from Training.  Employer will pay for the reasonable costs of ground transportation at the Training location utilizing limousine or taxi service, whichever may be more economical.  Rental cars must be pre-authorized by the appropriate Department Manager or designee.  Movies, telephone charges that are not related to the Employer’s business, liquor or other personal or entertainment expenses will not be paid by the Employer, except that for each day away from home, employee may make one personal telephone call (by credit card or using a telephone card provided by Employer) of up to fifteen (15) minutes to his residence.  Employer may, upon request, provide an advance to cover reasonable expenses.  Employees will submit all receipts and report expenses on a form provided by Employer.

Section 5.2.7Shift Differential for Standard Shift

Except for other provisions in the Agreement stating otherwise, the following shall apply:

Standard Twelve-Hour Shift  Any employee working between 7:00 p.m. and 7:00 a.m. shall receive a five percent (5%) shift differential, to be effective at date of ratification.    Effective October 30, 2020 this differential shall increase to thirteen and one third percent (13.33%).

Section 5.2.8Change in Law - 12 Hour Schedule

The Employer and the Union share a mutual desire to maintain the established seven day schedule for all employees working this schedule at the Beluga Power Plant and for the established twelve hour dispatcher schedule.  If legislation should be enacted which prohibits employees from working in excess of eight (8) hours per day or forty (40) hours per week without being compensated at the overtime rate, the Savings Clause of this Agreement will apply and the Agreement will be reopened for the purpose of negotiating a mutually acceptable way of maintaining the Beluga and dispatcher schedules.  If negotiations do not produce an agreeable solution before the effective date of the previously described legislation, the Employer may return affected personnel to a schedule with eight (8) hour shifts until such time as a mutually acceptable solution can be reached.

Section 5.3Beluga Provisions

Section 5.3.1Workday and Workweek - Seven Day Schedule

All regular Beluga maintenance and operations employees assigned to work the seven (7) days on, seven (7) days off / twelve hours per workday (7–12’s) schedule (“seven-day schedule”) as of the effective date of this Agreement will continue to work this schedule.  Work hours during the shifts shall be from 7:00 a.m. to 7:00 p.m. (day shift) and 7:00 p.m. to 7:00 a.m. (night shift).

After the effective date of this Agreement, regular employees who fill maintenance positions existing as of the effective date of this Agreement will be assigned to the seven day schedule no later than the end of their probationary period.  Newly hired employees will normally be assigned to work the seven day schedule at the end of their probationary period, but with prior mutual agreement between the Union and Employer, and when necessary for purposes of familiarization with Power Plant operations or maintenance duties, assignment to the seven day schedule may be delayed up to six (6) months from their date of hire.  The intent of this paragraph as it refers to new hire and probationary regular employees is to ensure that employees are adequately trained and are given enough time to learn their jobs so that they may be fairly and objectively evaluated prior to the end of their probationary period.  All such employees will be scheduled to work no less than eighty-four (84) hours in each two week pay period, inclusive of leave, holiday pay, leave without pay or other unpaid absence.  No employee will be required to lose working time by reason of a change in jobs or shifts, except in cases of employee’s personal convenience or preference.

(a)Operating Personnel Shifts  Operating personnel (such as boiler operators and maintenance operators) are those necessary for round the clock plant operation; they shall work a rotating day/night shift.  On return to their seven day workweek, the boiler operators and maintenance operators will work the opposite day/night shift from their last day/night shift.  Relief maintenance operators will work either the day or night shift as operation or maintenance needs require.

(b)Maintenance Personnel Shifts  Maintenance personnel shall normally work a 7:00 a.m. to 7:00 p.m. (day shift) during the scheduled workweek.  However, employer may schedule maintenance personnel to work a 7:00 p.m. to 7:00 a.m. (night shift) when necessary to meet workload demands.  Assignment to the night shift shall be determined in the following manner: among those who volunteer, the employee qualified to do the work who has the greatest bargaining unit seniority shall be assigned; if there are no qualified volunteers, assignment shall be made based upon reverse bargaining unit seniority from those employees qualified to do the work.

(c) Maintenance Personnel Special Shift Employer may assign employees working the seven-day schedule to a five  (5) day per week, ten (10) hours per day (5-10’s) work schedule for maintenance projects.  The procedure for such assignment shall be consistent with the provisions above for night-shift maintenance work.  Such assignments shall be effective for a minimum of at least two weeks, except for temporary employees hired for a short call.  The normal scheduled work days for such a shift will be five (5) consecutive days, Monday through Friday.  If a second shift is needed, it shall be manned and scheduled according to the provisions above concerning night shift maintenance work.

The Employer may establish overlapping shifts during major projects and overhauls that require employees to report to work up to three days before the start of their regular shift and remain at work for up to three days beyond the end of their regular shift.

(d) Beluga Clerk Schedule  Commencing one month after this Agreement takes effect, the regular Beluga clerks will be given a three (3) month trial period on a week-on, week-off seven day shift, provided they mutually agree to make that change.  For the week-on, week-off schedule, Employer shall determine the day of the week on which the clerks will change out.  Subsequent extensions of the trial period at three (3) month increments will be subject to the sole discretion of the Employer up to a total period of eighteen (18) months.  If the Employer deems the week-on, week-off schedule to be successful at the end of the eighteen month period, it shall be incorporated into the Generation Agreement by a letter of understanding.

Temporary Beluga clerks shall work either a week-on, week-off schedule or the five (5) day workweek and four (4) day workweek schedules (as defined below) as determined by Employer

When working the week-on, week-off schedule, Employer shall have the option of scheduling Beluga clerks to be off duty on scheduled holidays.  Notwithstanding the language of Section 4.14.1 of this Agreement, the scheduled holiday for Beluga clerks shall not be observed on the Beluga Clerk’s next regular workday when working the week-on, week-off schedule.

If the trial schedule does not work out to the Beluga Superintendent’s satisfaction, and the Employer elects to end the trial, the Beluga Clerks will be scheduled to work a five (5) day workweek and a four (4) day workweek on an opposing rotation.  When working the five (5) day workweek, the employee will work nine (9) hours Monday through Thursday and eight (8) hours on Friday; on this schedule, the first eight hours of each scheduled workday is at straight time and the ninth hour is at the applicable overtime rate.  When working the four (1) day workweek, the employee shall work ten (10) hours at the straight time rate for each day, Monday through Thursday.  When working the four (4) day workweek the employee will use the scheduled Thursday night crew flight to travel to Anchorage.  Employees will not be paid for any time between the end of their workday and the departure of the Thursday crew flight except for hours worked at the direction of the employer.  The Employer shall schedule the workday between the hours of 7:00 a.m. and 6:00 p.m.

Section 5.3.2Crew Assignment

Each Beluga employee working the seven-day schedule will be assigned either to the Red Crew or the Blue Crew.  An employee cannot bid for a position on a different crew within the employee’s classification; however, an employee may request a transfer and such request will be fairly considered by the Employer in consideration of its operational or maintenance needs.  The employee may be allowed to transfer if the Employer determines that such a transfer is proper and appropriate.

Section 5.3.3Beluga Compensation

(a)Operating Personnel    Effective October 30, 2020 the following differentials will increase to 13.33%, 18.33%, 23.33%, and 33.33% respectively. For operating personnel, a night shift differential of five percent

(5%) shall be paid for the first night shift workweek worked; a ten percent (10%) shift differential shall be paid for the second consecutive night shift workweek worked; a fifteen percent (15%) shift differential shall be paid for the third consecutive night shift workweek worked; and a twenty percent (20%) shift differential shall be paid for the fourth consecutive night shift workweek and each consecutive night shift workweek worked thereafter.  These shift differentials shall apply to operations personnel who work a night shift.  Shift differentials do not apply to call outs, holdovers or other work performed by personnel assigned to work the day shift.

(b)Maintenance Personnel    Effective October 30, 2020 the following differentials will increase to 13.33%, 18.33%, 23.33%, and 33.33% respectively. For all personnel who are assigned and scheduled for night-shift maintenance work, a night shift pay differential of five percent (5%) shall be paid for the first night shift workweek worked; a ten percent (10%) shift differential shall be paid for the second consecutive night shift workweek worked; a fifteen percent (15%) shift differential shall be paid for the third consecutive night shift workweek worked; and a twenty percent (20%) shift differential shall be paid for the fourth consecutive night shift workweek and each consecutive night shift workweek worked thereafter.  Night shift pay differentials do not apply to call outs, holdovers or other work performed by maintenance personnel who are assigned to work the day shift.

(c)Maintenance Personnel Special Shift  The first eight hours shall be paid at the straight time rate and any time worked after eight (8) hours shall be paid at the applicable overtime rate.  Any work on Saturday and Sunday shall be paid at the applicable overtime rate.

During such projects, an employee will be designated as Foreman and will be paid at the Foreman rate of pay.  All affected regular and probationary employees will receive a seven percent (7%) premium over their regular rates of pay for time worked on the five (5) day per week schedule; all employees will receive a twelve and one-half percent (12.5%) premium over their regular rates of pay for night shift or second shift. Effective October 30, 2020 the 12.5% differentials will increase to 13.33%.

Section 5.3.4Beluga Relief Time

An employee working the seven (7) day on, seven (7) day off twelve hour workday schedule at Beluga, and who has been on duty for more than two hours between 11:00 p.m. and 7:00 a.m. if assigned to the day shift, or between

11:00 a.m. and 7:00 p.m. if assigned to the night shift, shall not report for his following scheduled work shift until the employee has had a minimum of eight (8) hours of continuous relief.  The employee shall be paid at the applicable rate for scheduled work hours included in his eight (8) hours of relief.  If Employer directs the employee to come back to work without the required relief and the employee actually reports to work, the employee shall be compensated at the double time rate for any portion of such required relief period that extends into his regularly scheduled shift and until such time as the employee is relieved and is able to take a minimum of eight (8) hours of relief.  Employer retains the right to direct an employee not to work when, in the opinion of Employer, it is unsafe for the employee to do so.  An employee may decline overtime work or work within the eight (8) hours of continuous relief when the employee, in good faith, feels so fatigued that the employee does not believe that the employee can perform the employee’s duties safely.

Section 5.4Workday and Workweek - Cooper Lake

Employees regularly assigned to Cooper Lake shall normally work a straight eight (8) hour day without provision for a meal period.  The workday shall begin at 7:00 a.m. and end at 3:00 p.m.  The workweek shall be designed to provide for seven day a week coverage and shall rotate as follows: one schedule shall be worked on Monday through Wednesday and Saturday and Sunday with days off Thursday and Friday followed by a workweek of Monday through Friday with days off of Saturday and Sunday.  With at least two (2) weeks advance notice, Employer may schedule employees to either the five (5) days per workweek / eight (8) hours per day schedule or the four (4) days per workweek / ten (10) hours per day schedule provided above when operational or maintenance needs require.

Section 5.5Workday and Workweek - Dispatch

The following provisions shall define the twelve (12) hour shift schedule for the classifications (as defined in Section 7.1, Job Classifications and Job Duties) of Power Dispatcher, Relief Power Dispatcher, Senior Power Dispatcher, and Power Dispatcher Trainee:

Section 5.5.1

Covered employees shall work a twelve (12) hour shift; the Day Shift shall be from 0600 hours to 1800 hours; the Night Shift shall be from 1800 hours to 0600 hours.  The workweek is defined as Saturday 1801 hours to the following Saturday at 1800 hours.  Shift schedules shall be determined by Employer consistent with procedures established in the Generation Plant Personnel Agreement.  This shift cycle shall be based on a published schedule.  On the published schedule, the Night Shift will begin at 1800 hours the night before the listed “N”.

Section 5.5.2

A shift Differential Premium of two and one-half percent (2 ½%) over the base Day Shift hourly rate will be paid for all hours worked on the Night Shift (between 1800 and 0600).    Effective October 30, 2020 this differential shall increase to thirteen and one third percent (13.33%).

Section 5.5.3

Employer shall pay employees overtime based on the Night Shift Differential Base Premium rate for all scheduled hours worked in the workweek over forty (40).  Overtime pay will be calculated on a separate line on the time sheet so that it is not confused with any other compensation that may be earned during the same workweek.  Overtime pay shall be at the overtime rate for the shift worked.

Section 5.5.4

A scheduled “Relief Schedule” shall be three consecutive “like” twelve (12) hour shifts.  The Employer may reschedule the Relief Schedule (designated as “RRR”) to any days in the workweek and/or any shift within the workweek without increasing overtime rates so long as the Relief Schedule is changed prior to five (5) days of its scheduled time and the schedule remains consecutive.

Section 5.5.5

Employer changes in the Relief Schedule made within five (5) days of the scheduled Relief Schedule shall be compensated as follows:  the affected employee will be paid overtime based on the base rate for the shift worked for the first twelve (12) hour shift worked; the next two shifts will be paid at the regular base rate for the shift worked.

Section 5.5.6

Employees working with no designated mealtime will eat at their workstation on company time when work permits.

Section 5.5.710 Hour Relief Period for Dispatchers

A dispatcher working shifts provided in Section 5.5.1 who is called on duty for more than two (2) hours and within ten (10) hours of the start of the employee's next scheduled workday shall be paid at the double time rate for such hours worked and shall be paid the double time rate for working the employee's immediately subsequent workday.

Section 5.6Workday and Workweek - Electronics Technicians

The Manager of the Telecommunications Department will approve all work schedules for Electronics Technicians’ normal work and stand-by duty under the following provisions:

Section 5.6.1

The electronics technicians working the four (4) ten (10) hour shifts will be scheduled for stand-by.  The normal workday schedule for the electronic technicians assigned stand-by will be ten (10) hours in length, four (4) days a week.  At least two (2) stand-by technicians will start their four (4) day schedule on Mondays, while at least two (2) other stand-by technicians will start their four (4) day schedule on Tuesdays of each week.  If more than four (4) qualified electronic technicians are available, and the manager determines that additional technicians should be assigned to the stand-by shift, such assignments shall be made according to the seniority of the technicians.  Technicians not performing a stand-by shift will be assigned to a floater shift.  Technicians working as floaters will work a standard eight (8) hour day, five (5) days per week shift.  Technicians working as floaters will be used to perform stand-by when normal stand-by technicians are absent for schools and leaves.  When filling in for a stand-by technician, a floater will work the four (4) ten (10) hour shift of the person being replaced for leave or training.  All hours worked during the normally scheduled shifts will be compensated at the standard straight-time pay.

Stand-by hours will be from 6:00 p.m. to 6:00 a.m., Monday through Friday, and 6:00 a.m. to 6:00 a.m., Saturdays, Sundays and holidays.  Technicians on stand-by will carry company provided pagers and stay within range of the paging device so that they can call Dispatch within fifteen (15) minutes of being paged and arrive at Dispatch within sixty (60) minutes of being paged.

As determined by the Manager, the technicians must be capable of repairing the communications systems essential to the continued operation of Dispatch in order to be assigned stand-by duty.  Stand-by duty will be awarded on a seniority basis.

The Manager of Telecommunications will post a schedule of shifts for the coming year the first two (2) weeks of January.  Technicians will specify in writing their shift preference based on seniority under this Agreement.  Any schedule changes will be posted at least five (5) working days prior to the beginning of the affected period.  A copy of the schedule will also be provided to each technician and Dispatch.

Section 5.6.2Telecommunications Department High Work Pay

All telecommunications employees working seventy (70) feet above the ground, or higher, shall be paid at the applicable rate for high work for all of the time they are above seventy (70) feet.  High time pay is defined as one (1) hour straight time above the applicable hourly rate of pay.  A minimum of two (2) hours high time shall be paid to any employee who qualifies for such consideration.  No high time shall be paid for any work which is performed less than seventy (70) feet above the ground.

Section 5.6.3Telecommunications Department Stand-by Pay

Compensation for stand-by hours will be two (2) hours of straight time pay for every twelve hours of stand-by.  Any call resulting in a technician leaving his residence will result in the technician being compensated at the applicable overtime rate.

Section 5.7Workday and Workweek - Information Services

The Manager of Information Services will schedule Information Services personnel for work under the following provisions:

Section 5.7.1Workday-Workweek

The normal workday and workweek shall consist of five (5) consecutive eight (8) hour days, Monday through Friday inclusive, and will begin and end at the office building of the Employer or at any other point mutually acceptable to the Employer and the Union.  The regular workday will be scheduled between the hours of 8:00 a.m. and 5:00 p.m. with a one (1) hour unpaid lunch.  The lunch period will be scheduled to begin between the hours of 11:00 a.m. and 1:00 p.m.

Section 5.7.2Optional Workday-Workweek Eight (8) Hour Day

The Employer may establish an optional work schedule for the Information Services Department whereby the eight (8) hour workday will be scheduled on an individual basis, between the hours of 6:00 a.m. and 6:00 p.m., Monday through Friday, inclusive.  Work performed during the workday will be at the straight time rate for the first eight (8) hours worked.  A one (1) hour unpaid lunch period will be scheduled to begin between the hours of 11:00 a.m. and 1:00 p.m.

Section 5.7.3Optional Workday-Workweek Ten (10) Hour Day

The Employer may establish an optional four (4) day workweek schedule for the Information Services Department whereby a ten (10) hour workday will be scheduled on an individual basis, between the hours of 6:00 a.m. and 6:00 p.m., Monday through Friday, inclusive.  The workweek for this schedule will begin either on Monday or Tuesday and be four (4) consecutive days in length.  Work performed during the workday will be at the straight time rate for the first ten (10) hours worked.  A one (1) hour unpaid lunch period will be scheduled to begin between the hours of 11:00 a.m. and 1:00 p.m.

Section 5.7.5Schedule Change

The Employer will provide at least three (3) days notice of any workday or workweek schedule changes.  The employee has the option of accepting a schedule change with less than three (3) days notice.  No employee will be required to lose any straight time hours by reason of a change in workday or workweek schedule, except in case of personal convenience or preference.

Section 5.7.6Working from Home

(a)Trouble Calls Addressed from Employee’s Home  For bargaining unit employees within the Information Services Department who are provided by the Employer with a computer, modem, and any other necessary equipment, if in the judgment of the employee called regarding a work-related problem outside of the employee’s normal work hours, the employee is able to respond from the employee’s home, the employee shall be compensated as follows:

(1)  If between 10 p.m. and 5:30 a.m. and the call and response totals twelve (12) minutes, or two-tenths (2/10) of an hour or less, the employee shall be paid at the double-time rate.

(2)  If the call and response totals more than twelve (12) minutes or two-tenths (2/10) of an hour, up to thirty (30) minutes, the employee shall be paid one-half hour at the employee’s double-time rate.

(3)    If the call and response is longer than thirty (30) minutes, then the employee shall be paid at the employee’s double-time rate for time spent in one-tenth (1/10) hour increments.

(b)Employer Agrees to Provide Equipment  If the Employer expects an employee to work from home, then the Employer will provide a computer, modem, software, and other items the Employer may deem necessary for such work.  Maintenance and repairs of such equipment will be the Employer’s expense.  The employee will exercise reasonable care and judgment in the use of such equipment supplied by the Employer.

(c)Relief Time for Work from Home Outside of Normal Workday

For work within the time period beginning eight hours before the employee’s next scheduled start time, and ending two hours before the employee’s next scheduled start time:

(1)  If an employee has been on duty more than two hours in the period defined above, or

(2)   If the employee has been called at home three or more times within a four hour period contained in the period defined above,

Then, the employee shall not report for the following scheduled work shift until the employee has had a minimum of eight (8) hours of continuous uninterrupted time for rest.  The employee shall be paid at the applicable rate for scheduled work hours included in the employee’s eight (8) hours of relief.  If the Employer directs the employee to come back to work without relief and the employee actually reports to work, the employee shall be compensated at the double-time rate for any portion of such required relief period that extends into the employee’s regularly scheduled shift and until such time as the employee is relieved and is able to take a minimum of eight (8) hours of continuous and uninterrupted time for relief.  Employer retains the right to direct an employee not to work when, in the opinion of the Employer, it is unsafe for the employee to do so.  An employee may decline overtime work or work within the eight (8) hours of continuous relief when the employee, in good faith, feels so fatigued that the employee does not believe that the employee can perform safely.

(d)Off-Hours Support Dispatcher

Information Services maintains a weekly schedule of volunteers to act as the off-hours support dispatcher.  The rotation begins at the close of business Monday.  If Monday is a holiday, the current dispatcher will continue to carry the phone until the next work day.

The dispatcher will carry the Help Desk cell phone from 6:00 p.m. to 7:30 a.m. each work day.  On non-work days (Saturday-Sunday, Holidays), the dispatcher will carry the cell phone from 7:30 a.m. to 7:30 a.m. the next day.  The dispatcher will be paid 2 hours of straight time for every 12 hours of coverage.  The dispatcher will make every effort to respond to the help desk calls as soon as possible.

The Employer may discontinue use of a volunteer off-hours support dispatcher at any time.

Section 5.7.7Relief After Reporting for Duty at Employer’s Premises

An employee who has been on duty for four (4) or more consecutive hours outside of the employee’s normal shift shall not be required to report for work the following scheduled workday until the employee has had a minimum of ten (10) continuous and uninterrupted hours of relief.  The employee shall be paid at the employee’s applicable rate for those scheduled hours included in the employee’s ten (10) hours of relief.  If the Employer requests the employee to come back to work without the minimum of ten (10) hours of relief, the employee shall be compensated at the applicable rate until the employee is relieved.  Employer retains the right to determine the actual number of hours an employee may work, consistent with the terms of this Agreement.

ARTICLE 6

Apprentices

Section 6.1Apprentices

An apprentice is an employee who is being trained to qualify as a journeyman in one of the electrical workers trades covered by this Agreement and who has been properly indentured by the Alaska Joint Apprenticeship Training Committee.

All apprenticeship training will conform to the Alaska Electrical Industry Apprenticeship Standards, as formulated by the Anchorage Electrical Joint Apprenticeship Committee in cooperation with the Bureau of Apprenticeship and Training,  United States Department of Labor.  In recognition of the nature of such apprenticeship employment, the Employer agrees that:

(a) Duties and ratio of apprentices to journeyman will be those outlined in a Memorandum of Understanding to be entered into between the Employer and the Union, subject to the approval of the Anchorage Joint Apprenticeship Committee, which said memorandum will be posted on the appropriate bulletin board as contemplated herein.

Section 6.2Alaska Electrical Apprenticeship and Training Fund

The Employer shall contribute ten cents ($0.10) per compensable hour for each employee, but not to exceed forty (40) compensable hours per week per employee, to a jointly administered apprenticeship program.

ARTICLE 7

Organization of the Employer

Section 7.1Job Classifications and Job Duties

The Employer will initiate job classifications and job duties.  Such job duties will be developed pursuant to Section 3.4.6, Classification Committee.

Section 7.2Delegation of Authority

The delegation of authority to personnel will be as set forth in the organizational chart of Employer.  Employer’s organizational chart will be kept current with all classifications included and will be posted on the appropriate bulletin boards in accordance with Section 2.9, Union Bulletin Boards.

ARTICLE 8

Safety

Section 8.1State Safety Code

The applicable electrical safety codes which have been adopted by the State of Alaska and any duly adopted amendments thereto or substitutions therefore, are hereby adopted by the parties as the minimum standards of safety to be met in the implementation of this Agreement and the assignment to and discharge of work by employees covered herein.

Section 8.1.1Dangerous or Hazardous Work

The Employer, Union and employees have a shared interest in ensuring work is performed in a safe manner.  Employees will not be required to work under unsafe conditions.  Employees will assess the potential of risks and communicate with their supervisors to ensure all activities are safely completed.

Section 8.2Safety and Industrial Training

Except for employees assigned to the Information Services Department, Employer will schedule, and the employees concerned will participate in, no less than twenty-four (24) hours per year of safety and industrial training which will be during regular hours of work and of which at least twelve (12) hours shall be held during safety meetings.

Section 8.2.1

Employer agrees to continue the current practice for safety meetings as currently established at the Employer’s facilities, and the time scheduled as required.  Safety meetings will be scheduled once per shift for employees at Beluga.  Safety meetings for Dispatchers, Bernice Lake Power Plant, Cooper Lake Power Plant, and the Telecommunications Section will be scheduled once per month.

Section 8.2.2For Information Services Only

The personnel of Information Services will have a safety meeting scheduled once every two months, if necessary safety issues for discussion are listed on a written agenda; such agenda to be circulated among the employees at least one week in advance of the scheduled meeting date.  If there are no issues listed, the meeting may not be held.

Section 8.3First-Aid and CPR Certification and Training

The Employer agrees to continue the current practice and Employer policy as related to First Aid and CPR certification and training for the term of the current Agreement.  If an employee bids and is awarded a job where a First Aid or CPR certificate is required, the employee shall have ninety (90) days to obtain such certification.

Section 8.4Pre-employment Physical Examination

All applicants for employment must have a medical examination prior to starting work in a classification covered hereunder. Employer may require a complete pre-employment medical examination of an employee be made by a properly licensed medical doctor, to be chosen by the Employer, and such examinations will be at the Employer’s expense.  Pre-employment physicals will be scheduled by the Employer as soon as possible following notice of hire.

Section 8.5Emergency and First Aid Equipment

Employer will furnish such safety devices and equipment as may be reasonably necessary to the safety of employees hereunder, and such first aid equipment and supplies as may be reasonably necessary for proper emergency treatment of such employees.  All reasonably necessary protective equipment for employees working on energized facilities will be furnished and properly maintained by Employer.  Employees hereunder will use safety equipment on all appropriate occasions.  Employer agrees to update all safety equipment on a scheduled basis.

Section 8.6Operational Safety

In the interest of safety at its several generation stations, Employer agrees to make the following assignments or install the following equipment:

(a)When it is necessary to replace brushes at all Chugach power plants while the generation equipment is operating, no employee will be required to do so while alone on the premises.

(b)Rubber mats will be installed at all places within power stations where reasonably necessary to safety, which will include in front of all generator panels.

(c)Buzzer-type alarm systems will be installed in those power stations where the Employer finds their installation reasonably necessary to safety.  If one-man shifts are utilized at Chugach generating facilities, an alarm system will be installed at each such station which will alert, as necessary, the dispatcher on duty at Employer’s Power Dispatch Center.

(d)Portable communication devices for the safety of the employees at Beluga will be provided.

(e) The Employer agrees to update all safety equipment on a scheduled basis, and set up a procedure for reporting safety complaints with a time limit of five (5) working days for corrective action.

Section 8.7For Cause Drug or Alcohol Testing

The Employer and the Union are committed to maintaining a safe and healthful working environment for all employees.  In addition, Employer has an obligation to ensure public safety and trust with regard to Association work environment and services.  Accordingly, the use of alcohol or controlled substances, including marijuana, cocaine, opiates, heroin, amphetamines, and phencyclidine, or other controlled substances prohibited by state or federal law is strictly prohibited and may result in discipline in accordance with the appropriate labor agreements and Employer’s policies.

“For-Cause” drug or alcohol testing will be applicable to all employees covered by this Agreement.

No bargaining unit employee will be tested for drug metabolites or alcohol unless there exists probable suspicion that the employee to be tested is using or is under the influence of drugs or alcohol.  Probable suspicion means suspicion based on specific personal observations that the Employer representative can describe concerning the appearance, behavior, speech or breath odor of the on-duty employee.

An employee suspected of using or being under the influence of drugs or alcohol may have a Union Shop Steward or alternate present when the employee is being observed by Employer for the above suspicions.

The testing shall be done by a qualified Laboratory (“the Laboratory”) designated by Employer.

The Employer representative and Steward must have received training in the signs of drug and alcohol intoxication in a training program endorsed or conducted by Employer, except that training is not a prerequisite in situations where the employee’s drug or alcohol use or impairment would be obvious to a person of ordinary intelligence and perception.  Employer will make attendance at its drug and alcohol training program available to Union Shop Stewards so they may receive the same training as Employer representatives.

If the Employer representative has probable suspicion to believe that the employee is using or is under the influence of controlled substances or alcohol, he/she shall require the employee (in the presence of a Union Shop Steward) to go to the Laboratory to provide urine specimens for laboratory testing.  The Employer representative may also accompany the affected employee and Shop Steward to the Laboratory.  Transportation to the Laboratory will be provided by the Employer.  In the event a Shop Steward is not immediately available, Employer will contact the alternate Shop Steward to go to the Laboratory.  In the event that the alternate is not immediately available, Employer will contact the Union Business Representative or his/her designated representative.  If none of the above are available, Employer reserves the right to observe an employee suspected of using or being under the influence of drugs or alcohol without the presence of a Union representative.  Additionally, if none of the above Union representatives are available, Employer reserves the right to require an employee when Employer has probable suspicion that he/she is using or is under the influence of controlled substances or alcohol, to go to the Laboratory to provide urine specimens for laboratory testing without the presence of a Union representative.

An employee suspected of using or being under the influence of controlled substances or alcohol will be suspended with pay pending Employer’s receipt of the test results from the Laboratory.

The employee may not be required to take a drug test if the employee’s actions are reasonably explained to the satisfaction of the Employer representative to be due to causes other than the use of controlled substances (such as, but not by way of limitation, fatigue, lack of sleep, side effect of prescription or over-the-counter medications, reactions to noxious fumes or smoke, etc.).  In the event the Employer is unable to determine whether the abnormal behavior is due to drugs or alcohol or to other causes, the drug testing procedure contained herein shall be used.

It will be the responsibility of the employee to notify the Laboratory of any prescription or non-prescription medication the employee is taking.

The Employer representative must make a written statement of the observations on which probable suspicion is based within twenty-four (24) hours.  A copy must be provided to the Shop Steward or other Union official.  Included in this statement will be the Employer representative’s efforts to contact the Stewards or Union representative.

Third party reports of drug use or aberrant behavior which are not confirmed by Employer representative observations shall not constitute probable suspicion or be grounds for testing.

The Employer will require urine specimens only, unless the employee consents to withdrawing of a blood specimen.  At the time the specimens are collected, the employee shall be given a copy of the specimen collection procedures.  Specimens must be immediately sealed, labeled and initialed by the employee to insure that the specimens tested by the Laboratory are those of the employee.  The employee shall sign test laboratory form(s) authorizing the tests and disclosure of the test results to the Employer.

Failure to provide a specimen, refusal to take a drug test or sign test laboratory form(s) or cooperate with the clinic personnel will constitute a presumption of intoxication and the employee will be subject to appropriate disciplinary actions.

The Laboratory shall maintain the chain of custody by reasonable means designated to show the handling of the specimen from the time it is collected until all tests are completed, and thereafter, until the specimen is properly disposed of.

Split testing methodologies and chain of custody procedures will be provided from the Laboratory for review by the Employer and Union.  Other laboratories may be used upon mutual consent of the Employer and Union.

The initial and confirmation cutoff levels used when screening urine (or breath samples for alcohol)  specimens to determine whether they are negative or positive for various classes of drugs and alcohol shall be those contained in the Scientific and Technical Guidelines for Federal Drug Testing Programs (subject to revision in accordance with subsequent amendments to the DOT Guidelines), except that the cutoff levels for the following substances shall be as follows:

Initial Test Analyte	Initial Test Cutoff Concentration	Confirmatory Test Analyte	Confirmatory Test Cutoff Concentration
Marijuana Metabolites (THCA)	50 ng/ml	THCA	15 ng/ml
Cocaine Metabolites (Benzoylecgonine)	150 ng/ml	Benzoylecgonine	100 ng/ml
Opioid metabolites	2000 ng/ml	Codeine	2000 ng/ml
Codeine/ Morphine	2000 ng/ml	Morphine	2000 ng/ml
6-Acetlymorphine	10 ng/ml	6-Acetlymorphine	10 ng/ml
Hydrocodone	300 ng/ml	Hydrocodone	100 ng/ml
Hydromorphone	100 ng/ml	Hydromorphone	100 ng/ml
Oxycodone	100 ng/ml	Oxycodone	100 ng/ml
Oxymorphone	100 ng/ml	Oxymorphone	100 ng/ml
Phencyclidine	25 ng/ml	Phencyclidine	25 ng/ml
Amphetamine	500 ng/ml	Amphetamine	250 ng/ml
Methamphetamine	500 ng/ml	Methamphetamine	250 ng/ml
AMP/MAMP	500 ng/ml	AMP/MAMP	250 ng/ml
MDMA/MDA	500 ng/ml	MDMA/MDA	250 ng/ml

Alcohol	100 mg/dl		n/a

(1) Delta-9-tetrahydrocannabinol-9-carboxylic acid
(2) Benzoylecgonine
(3) 25 mg/ml if immunoassay specific for free morphine

In reporting a positive test, the Laboratory shall state the specific substance(s) for which the test is positive and shall provide the quantitative results of both the screening and the (GC/MS) confirmation tests, in terms of nanograms per milliliter.  All positive test results must be reviewed by a laboratory director or a medical doctor and certified as accurate.

Test results which are below the levels specified herein shall be considered negative indications and shall be reported to the Employer as such.

Employer recognizes that the results of a drug or alcohol test will be considered medical records and held confidential to the extent permitted by law.  Employer will limit disclosure of information acquired in connection with a drug or alcohol test, including positive and negative test results, to the following, unless the employee consents in writing to disclosure to others:

A.The employee;

B.The employee’s supervisors and other management officials with a need to know;

C.The Shop Steward or other authorized Union representative if the employee is represented by the Union;

D.Test laboratory personnel;

E.The Employee Assistance Program counselor or other rehabilitation personnel if the employee seeks or is required to use same;

F.An arbitration tribunal in the event of a grievance regarding the employee’s alleged drug or alcohol use.

Employees suffering from alcoholism or drug abuse will receive the same consideration that is presently extended to employees having any other illness.  Employees will be allowed to utilize their annual leave or leave without pay to pursue an appropriate program of treatment.

Employer maintains an Employee Assistance Program to aid its employees in overcoming drug and/or alcohol related problems.

Section 8.8Random Drug Testing

In the interest of promoting the highest standards of workplace excellence and safety, the parties agree to adopt a random drug testing program.  Employees shall be subject to random drug and alcohol testing in accordance with the protocol and procedures specified in 49 CFR Sec. 382.305.

Former ML&P employees not currently in a random drug testing pool will be included in the selection pool for this program six months after the effective date of the Transition Agreement in Appendix  G of this agreement.

Section 8.9Substance Abuse Treatment Opportunity

Employees suffering from alcoholism and/or drug abuse will receive the same consideration that is presently extended to employees having any other illness.  Employees will be allowed to utilize their annual leave or leave without pay to pursue an appropriate program of treatment.

Employer maintains an Employee Assistance Program to aid its employees in overcoming drug and/or alcohol related problems.

Section 8.10Employee Responsibility – Substance Abuse Treatment

It shall be the employee’s duty to seek treatment for alcoholism and/or drug abuse.  In no case shall job security or promotional opportunity be jeopardized by seeking treatment for such an ailment or condition.    Should an employee fail a drug test as outlined above, the employee will be given an opportunity to seek treatment.  If the employee chooses not to seek treatment, the employee may be subject to discipline.  However, if two (2) alcohol and/or drug abuse related occurrences occur within a twelve (12) month consecutive period, depending on the circumstances,  a third occurrence may be just cause for termination.  The employee is responsible for maintaining a satisfactory level of job performance.  Failure to do so may result in appropriate corrective or disciplinary action as determined by the Employer.

Intent Statement:  The parties understand that the “safe harbor” created by the above section is designed to encourage employees to seek treatment for alcohol and/or substance abuse, and to protect them against discipline and job loss while they are in treatment if they should stumble once or twice. The parties agree that the safe harbor provisions apply only to regular employees.

ARTICLE 9

Discipline

Section 9.1Misuse of the Employer’s Property and Time

Employees will not use the property or time of the Employer without proper authorization for personal or other non-work purposes, nor will such property be used in a careless, abusive, or illegal manner.

Section 9.2Compliance with Rules and Regulations

Failure of an employee to comply with the working rules contained herein or other written regulations of the Employer, to follow lawful and proper orders and instructions or to comply with safety regulations and practices, may be considered insubordination.  Those rules and regulations that the Employer has reduced to writing will be kept in a place that is readily accessible to all employees concerned.

Section 9.3Performance of Work

Failure to perform work in a safe, efficient, diligent, or productive manner may result in appropriate discipline.

Section 9.4Consumption of Drugs/Alcohol

An employee who is unable to discharge the employee’s duties due to the use of alcohol or use of illegal drugs will be considered incompetent, subject, however, to other applicable provisions of this Agreement.

Section 9.5Discharge

Although the Employer retains the right to discipline an employee for just cause, it agrees that in the case of discharge, one of the designated Union Representatives shall be noticed of the reason for the contemplated discharge prior to taking any action against the employee, unless exigent circumstances or unusual confidentiality requirements preclude such notice.  Any employee who is discharged will remain on the payroll until such time as the employee is given a written statement of the reasons for the employee’s termination.  A copy of this written statement will be provided to the Business Manager of the Union via fax machine at the time the statement is provided to the employee.  Either the Union or the discharged employee may take exception to such discharge under the grievance procedure, as set forth in this Agreement.

Section 9.6Progressive Discipline

No bargaining unit employee shall be disciplined or discharged except for just cause.  The Employer will maintain a practice of progressive discipline.  The Employer’s disciplinary process is meant to be corrective and not punitive; many incidents may not result in discipline, but may require only verbal advice, instruction, or counseling.  The steps in the progressive discipline process are: verbal reprimand, written reprimand, suspension, disciplinary demotion, or discharge.  Based on the seriousness of a particular offense, discipline may be imposed at any reasonable level.  The supervisor responsible for interviewing an employee reasonably suspected of misconduct should notify the employee that the employee may have a Union representative present at an investigatory meeting.

Section 9.7Statement of Intent Regarding Progressive Discipline

Under the Progressive Discipline Section of each collective bargaining agreement, the parties intend that the Employer should notify an employee that the employee may have a Union representative present when the employee is being interviewed for suspected misconduct.

Section 9.8Picket Line

No employee shall be disciplined for refusing to cross a recognized and sanctioned picket line.

ARTICLE 10

Grievance Procedure

Section 10.1Policy on Grievances

The parties hereto recognize that the prompt and equitable settlement of employee grievances is essential to the maintenance of sound labor relations.  The parties further recognize that such grievances are usually more satisfactorily and expeditiously settled at the lowest supervisory level at which an acceptable understanding can be reached.  Every reasonable effort will be made by the shop steward, in cooperation with Employer’s General Manager, to correct violations and infractions of this Agreement.  The shop steward, upon request to the shop steward’s immediate supervisor, shall be given a reasonable amount of time during working hours, and without loss of pay, to handle grievances pertaining to the shop steward’s area of responsibility consistent with the provisions of Section 2.6, Shop Steward, of this Agreement.  During outages and other emergencies, the shop steward may be required to give priority attention to Employer’s business.  “Immediate supervisor” means appropriate management personnel.

Section 10.2Grievance

A grievance is hereby defined as an alleged violation of the terms of this Agreement.

Section 10.3Grievance Procedure

Any employee or group of employees having a grievance shall proceed, according to the following steps, to seek a satisfactory settlement of the grievance.  To provide the best opportunity for the grievance to be resolved at the lowest level, none of the following steps shall be omitted:

Step One:   The employee shall discuss the grievance with the employee’s immediate supervisor.  The employee may have the employee’s shop steward present during this initial discussion.  If the employee and supervisor fail to agree on the matter, Step Two will be followed.

Step Two:   The employee will discuss the grievance with the employee’s shop steward who will, in turn, seek to settle the grievance with the employee’s immediate supervisor.  If the shop steward cannot reach an agreement with the employee’s supervisor, Step Three will follow.

Step Three:   The shop steward or designated Union Representative shall state the employee’s grievance in writing; the statement will include the following:

(a)The nature of the grievance and the circumstances out of which it arose, including the date of occurrence.

(b)The remedy or correction the Employer is requested to make.

(c)The section or sections of the Agreement relied upon or alleged to have been violated.

(d)The signature of the grievant and the shop steward or designated Union Representative.

(e)The date the statement of the grievance was prepared and the date the statement of grievance was received by the Employer.

Step Four:   The written statement of the grievance shall be turned over to the Union’s Business Manager or business representative to be presented to the Employer’s designated representative within fifteen (15) working days of the occurrence.

Step Five:   The Union and the Employer will have fourteen (14) calendar days to discuss the grievance, hold meetings, and try to come to a mutually agreeable settlement.  Within seven (7) calendar days after the end of the specified fourteen (14) day period, Employer will provide Union with a written statement of its position on the grievance.

Step Six:   If the grievance is not resolved at Step Five, the Union may submit the matter to arbitration within seven (7) calendar days from the date Union receives Employer’s statement.

Section 10.4Arbitration

The Union shall submit a request to the Seattle Office of the American Arbitration Association (AAA) for a panel of eleven (11) potential arbitrators.  A copy of the request shall be sent to the Employer.  After receipt of the panel from AAA, the parties shall select an arbitrator using the strike method.  The order for striking shall be determined by the toss of the coin; the Union Representative shall toss the coin and the management representative shall call heads or tails.  The arbitration hearing shall be conducted consistent with the rules established by AAA.

It is mutually understood and agreed that arbitration hearings will be conducted without unnecessary delay.  Each party shall be given reasonable opportunity to be heard by its representatives, and to produce witnesses and documentary evidence and to cross-examine.  The Arbitrator’s authority shall be limited as follows except as provided otherwise in this Agreement:

(a)The Arbitrator shall consider only the particular issue or issues presented in writing by the Employer or the Union which have been processed through the grievance procedure.

(b)The Arbitrator shall have the power to interpret the terms of the Agreement, but the Arbitrator’s decision shall be based solely on the existing terms of the Agreement, and the Arbitrator shall not have the power to add to, subtract from or modify any of the terms of the Agreement.

(c)The Arbitrator shall have no power to establish wage rates, job classifications or fringe benefits of any kind.

Although no formal rules of evidence are contemplated by this Agreement, the Arbitrator shall determine the admissibility of evidence, admissibility being principally a matter of relevancy, materiality and the avoidance of undue repetition.  Each of the parties hereto agrees to produce all books, records and documents or other materials, or certified copies thereof, which, in the opinion of the Arbitrator are relevant to the issues of the grievance.

The judgment of the Arbitrator shall be final and conclusive on the Employer and the Union.  The parties further agree that, from the time Employer first was notified of the grievance until it is settled, including the entry of the judgment of the Arbitrator when the grievance has been submitted to arbitration, the subject of the controversy will remain status quo as of the time the grievance was first noticed.

Failure of either party to act within the time schedule set forth in this procedure without the express written agreement of the other party will be considered as a default and the grievance shall be considered to have been settled in favor of the non-defaulting party.

Subject to a different agreement between the parties, the party losing the decision shall bear the total expense of the Arbitrator, however, each party will pay the wages, salaries, fees, and expenses of its witnesses.  The Arbitrator, as part of the award, shall identify the losing party.

ARTICLE 11

Miscellaneous

Section 11.1Emergencies

The Employer is engaged in furnishing a vital public service which may under certain circumstances pose a serious threat to life and property.  Therefore, notwithstanding any provisions in this Agreement relating to the limiting of work, the composition of work forces and the assignment of duties, all employees will be expected to do any work that is reasonably necessary to the saving of life or the prevention of serious injury to persons or property.

Section 11.2Communications and Notices

All communications between the parties that are contemplated or required by this Agreement will be in writing and will be delivered to the business office of the Union and the Employer.  Wherever provision is made in this Agreement for the delivery of a communication or notice to the other party within a specified period, such notice or communications will be considered to have been delivered when it has been emailed or deposited in the United States mail, registered or certified, properly addressed to such other party’s mail address of record, and with adequate postage prepaid or when delivered by messenger with written receipt of delivery.

Section 11.3Savings Clause

If any article, section or provision in this Agreement or any subsequent amendment hereof is rendered or declared invalid by reason of any statute, ordinance, regulation, or other law, or by the final judgment of a court of competent jurisdiction, the invalidation will not affect the remaining portions of this Agreement and such other portions will remain in full force and effect.  Upon the invalidation of any article, section, provision, or amendment hereof, the parties shall, within thirty (30) days from the date that notice of the invalidity is received, in good faith negotiate and agree on lawful and enforceable amendments or modifications that will effectuate the parties’ original intent.  The parties may agree to extend the thirty (30) day time period by mutual consent.

Section 11.4Accommodations

The Employer will furnish a suitable room with lockers for clothes, tools, and other personal possessions and with facilities for drying clothing and equipment.

Section 11.5Employer Supplied Protective Garments

Employer will make available to welders in power plants leather aprons and/or other protective garments for the protection of their work clothes.

Section 11.6Identification Cards

Employer will provide employees with I.D. cards which will serve to identify the individual as an employee of Employer.

Section 11.7Clothing Allowance

For regular bargaining unit employees and for temporary employees employed more than six (6) consecutive months in operator, clerk and warehouse job classifications, Employer shall pay a yearly clothing allowance stipend of $200.  For regular bargaining unit employees and for temporary employees employed more than six (6) consecutive months in maintenance and communications classifications, Employer shall pay a yearly clothing allowance stipend of $400.  For regular bargaining unit employees in relief maintenance operator classifications, Employer shall pay a yearly clothing allowance stipend of $300.  The stipend shall be paid to eligible regular employees employed as of January 15 of each year and shall be issued with the paycheck immediately thereafter; the stipend shall be paid to eligible temporary employees with the first paycheck paid after the employee has worked six (6) consecutive months.

These clothing allowances are intended to be used by employees to purchase work clothing to be worn at the job site.

Section 11.8 Dispatch NERC Certificate Reimbursement

An employee will be reimbursed for the NERC test fee and NERC Review Course with advance approval by the Employer, and upon submission of appropriate documentation.  The employee must successfully pass the NERC test to obtain this reimbursement.

Section 11.9New Technology

The use of new equipment, technology or procedures which replace or supersede existing equipment, technology or procedures currently utilized to perform bargaining unit work, shall remain bargaining unit work.  It is recognized that employees covered by this Agreement may be required to maintain competency and skills as new technology is introduced.  Whenever an employee is assigned to new technology, procedures or equipment, the Employer will provide and the employee will undertake any necessary training and assimilate any new skills which may be required.

Section 11.10Maintenance of Existing Certifications

Employer agrees that it will endeavor in good faith, subject to considerations of cost, to schedule update training, refresher courses or any continuing training related to certifications currently held by bargaining unit members during normal shift days and hours for employees affected.

Section 11.11Licensing and Certifications

The Employer shall pay for, or reimburse employees for, all expenses incurred to maintain any license and certification required by Employer, or by local, state or federal law or regulation, as a condition of employment.  Where the Employer is required to pay the expenses of licensing or certification, the Employer shall determine the means and methods used to provide any necessary training or testing.

ARTICLE 12

Health and Welfare and Pension Plans

Section 12.1Health and Welfare Benefit Plan

Employer agrees to participate in and contribute to the Alaska Electrical Health and Welfare Fund (“Fund”) for the purpose of providing certain health and welfare benefits to those employees covered under Medical Plan #553, Vision Plan #701, Dental Plan #601, Disability Plan #801, and Life Insurance Plan #903.  The Employer will pay Health and Welfare premiums as provided in the 2016-2019 ML&P Agreement.    (As of April  1,  2020, the total monthly premium per employee is $2,167.00, of which the Employer pays  $1,784.76 on behalf of each employee.    The employee pays the remaining $382.24 of the premium.  These totals are subject to change April 1st of each year.)

Effective April 1, 2021 the split in the total health and welfare premium will be paid ninety percent (90%) by the Employer and paid ten percent (10%) by the employee.  The split in the total health and welfare premium will remain and be paid ninety percent (90%) by the Employer and paid ten percent (10%) by the employee for the remainder of the Collective Bargaining Agreement.

ML&P employees transferred as of the Effective Date into the Chugach Bargaining Units will refer to the Transition Agreement in Appendix G to see the employee health and welfare premium cost.

For new employees, the payment shall not be made during the first month of employment unless their employment began before the 15th of that month, which payments will entitle such employees to receive the health and welfare benefits including, extended dental, vision, and orthodontic coverage provided under the terms and conditions lawfully adopted for the administration and management of such Fund.  Employer agrees to enter into such further agreements, and to execute such instruments as may be legally required or convenient to its full participation in the foregoing Fund for, and on behalf of, its said employees.

Section 12.1.1Health and Welfare Supplemental Payments

The Employer agrees to deduct, as authorized by the employee via enrollment form, health insurance supplemental payments from the pre tax net pay of its employees eligible for supplemental payments and pay to the Alaska Electrical Health and Welfare Trust said authorized amount.  In the event a Medical Section 125 Plan becomes available, the employee will have the option to participate.  The Employer agrees to make this deduction in the full amount from the first pay period ending date of the month and send a check for the total amount, together with a list of the individual’s names for whom the deductions were made, to the Alaska Electrical Health and Welfare Trust on or before the fifteenth (15th) day of the following month.

The Union agrees that the Employer assumes no responsibility in connection with this deduction, except that of ordinary diligence and care in forwarding monies deducted as set forth in this Article.  The Union shall indemnify the Employer and save the Employer harmless from any and all claims against the Employer only for amounts deducted from earnings pursuant to this Agreement.

Section 12.2Life Insurance Benefits

The Employer will fund one hundred percent (100%) of life insurance benefits in the amount of fifty thousand dollars ($50,000) per employee.

Section 12.3Supplemental Life and Accidental Death & Dismemberment (AD&D) Insurance

Regular employees may purchase on a voluntary basis, additional life coverage through post-tax payroll deductions in twenty five thousand dollar ($25,000) increments to a maximum of two hundred thousand dollars ($200,000). Coverage and premium rates will be determined by the insurance carrier.

Section 12.4Employer’s 401 (k) Plan

All employees covered under this Agreement are eligible to contribute to Chugach Electric Association’s 401(k) plan.  Each employee may make contributions up to the legal maximum amount as provided by law.

Section 12.5Hardship and Benevolent Fund

The Employer shall deduct and forward five cents ($0.05) per hour for each hour of compensation of each employee within the bargaining unit to the IBEW Hardship and Benevolent Fund (IHBF). Such funds shall be forwarded in the same manner and form as other contributions herein.

Section 12.6Legal Trust

The Employer shall contribute fifteen cents ($.15) per compensable hour for each employee, but not to exceed forty (40) compensable hours per week per employee to the Alaska Electrical Legal Fund.  This shall take effect upon date of sale and remain in effect hereafter.  All payments due hereunder will be made by the Employer to the said Fund on or before the fifteenth (15th) day of the month following the month in which said compensable hours were earned by Employer’s said employees.

ARTICLE 13

Pension

Section 13.1Pension Plan

Employer agrees to participate in, and to contribute to, the Alaska Electrical Pension Fund, a trust fund which was established pursuant to (1) an agreement between the Union and the Alaska Chapter of the National Electrical Contractors Association, Inc. and (2) that certain Declaration of Trust Agreement entered into by the aforesaid parties for the purpose of providing pension benefits for those persons covered by the said Agreement.

Employees employed in classifications other than Information Services:

The parties agree to increase the current Pension Contribution of $7.95;  by $0.25 on July 1, 2020, by $0.63 on October 30, 2020, by $0.25 on July 1, 2021, by $0.25 on July 1, 2022, by $0.25 on July 1, 2023, and by $0.25 on July 1, 2024.

Employees employed in classifications in Information Services:

The parties agree to increase the current Pension Contribution of $7.15;  by $0.25 on July 1, 2020, by $0.63 on October 30, 2020, by $0.45 on July 1, 2021, by $0.45 on July 1, 2022, by $0.45 on July 1, 2023, and by $0.45 on July 1, 2024.

ML&P employees transferred as of the Effective Date into the Chugach Bargaining Units will refer to the Transition Agreement in Appendix G to see the employee Pension contribution.

Money Purchase Plan.  An Employer Contribution of 1.9% of gross annual earnings will become effective on the date of sale or October 30, 2020 which ever is later.  Employees may voluntarily contribute to the Alaska Electrical Workers Money Purchase Plan upon presentation of a properly signed authorization form to the Employer.  The Employer agrees to withhold and forward voluntary money purchase plan contributions authorized by an Employee. This authorization for deduction may be discontinued at any time by the employee.

The foregoing payments to the Fund made by Employer will entitle the said covered employees of Employer to pension payments under such terms and conditions as may be lawfully provided for the administration and management of said Fund.    All payments due hereunder will be made to the said Fund on or before the fifteenth (15th) day of the month following the month in which said compensable hours were earned by employees.

Section 13.2Pension Reallocation

Any covered employee who is a participant in the Alaska Electrical Pension Fund (AEPF) may elect to reallocate the contributions made by the Employer to the AEPF according to the rules regarding the reallocation of contributions from the Defined Benefit Plan to the Defined Contribution Plan as outlined in the Trust Plan documents.  If an employee makes application to the Plan Administrator for a reallocation and the application is approved, the Plan Administrator will notify the Employer of the new allocation of contributions.  The Employer agrees to remit future contributions according to such instructions.  The allocation will continue in effect until the Plan Administrator notifies the Employer of a subsequent reallocation.  Such reallocations may occur no more than once annually.  Nothing in this supplement agreement will cause the Employer to contribute more or less on behalf of an employee than the amount specified in the collective bargaining agreement.

ARTICLE 14

Political Action Committee Fund

With voluntary authorization by an employee on a form supplied by the Union, the Employer agrees to deduct a flat amount per pay period from the employee’s wages to be submitted to the IBEW Local Union No. 1547, for its Political Action Fund.  This money will be sent in monthly with the dues, and shall be made by the fifteenth (15th) of the month following which deduction was made.  In accordance with requirements of Alaska State law, the Union agrees that Political Action Committee Funds shall not be used for utility board elections.

ARTICLE 15

Assignability

This Agreement shall be binding upon the successors and assigns of the parties hereto, and no provisions, terms or obligations herein contained shall be affected, modified, altered, or changed in any respect whatsoever by the consolidation, merger, sale, transfer, or assignment of either party hereto, or of any kind of ownership or management of either party hereto, or by any change, geographic or otherwise, in the location or place of business of either party hereto.

ARTICLE 16

Job Classifications and Wage Schedules

Section 16.1Wage Rates and Classifications

The job classifications and wage rates listed in this article and subsections, and including any other job classifications and wage rates that are established by the Employer and Union according to the Agreement, are covered by the Agreement.

The following percentage wage increases will apply to Former CEA in Generation exclusive of IS employees and former ML&P employees:

Effective, July 1, 2020: the base wage rates for all classifications shall increase by three percent (3%).   Effective, October 30, 2020: the base wage rates for all classifications shall increase by two percent (2%) or the base wage rate of the ML&P classification whichever is higher.

The following percentage wage increases will apply to Former ML&P in Generation exclusive of IS employees:

Effective, October 30, 2020: the base wage rates for all classifications shall increase by five percent (5%) or the base wage rate of the CEA classifications whichever is higher.

The following percentage wage increases will apply to CEA and Former ML&P in Generation exclusive of IS employees:

Effective, July 1, 2021: the base wage rates for all classifications shall increase by two percent (2%).

Effective, July 1, 2022: the base wage rates for all classifications shall increase by the Anchorage CPI-U at no less than two percent  (2%) an at no more than three percent (3%).

Effective, July 1, 2023: the base wage rates for all classifications shall increase by the Anchorage CPI-U at no less than two percent  (2%) an at no more than three percent (3%).

Effective, July 1, 2024: the base wage rates for all classifications shall increase by the Anchorage CPI-U at no less than two percent  (2%) an at no more than three and one third percent  (3.3%).

The following percentage wage increases will apply to IS CEA and Former IS ML&P employees in Generation:

Effective, July 1, 2021: the base wage rates for all classifications shall increase by two percent (2%).

Effective, July 1, 2022: the base wage rates for all classifications shall increase by two and one half percent  (2.5%).

Effective, July 1, 2023: the base wage rates for all classifications shall increase by two and one half percent  (2.5%).

Effective, July 1, 2024: the base wage rates for all classifications shall increase by the Anchorage CPI-U at no less than two percent  (2%) an at no more than three and one third percent  (3.3%).

APPENDIX A

Information Services Only

Section 2.13Contracting Out – Purpose

It is understood and agreed that the function of Sections 2.13.1 through 2.13.3 are not in any way intended to limit or restrict the ability of the Employer to do business with other employers, but rather, these provisions are designed and intended to preserve work for employees whose wages, hours and other terms and conditions of employment are prescribed by this Agreement.

Section 2.13.1Erosion of Work Force

No regular employee shall be laid off, terminated, or discharged by the Employer as a result of the Employer’s subcontracting any work historically or normally performed by bargaining unit employees.  The Employer agrees that it will not contract out or subcontract work for the underlying purpose of eroding the size of the bargaining unit.

Section 2.13.2Warranty Work

The Employer may without penalty contract out work involving the installation, troubleshooting and/or repair of equipment, systems and apparatus if required by the terms of a manufacturer’s or supplier’s warranty.  If skills new to the bargaining unit are used, the Employer will continue its existing practice of assigning at least one bargaining unit employee to assist with such warranty work as training that will facilitate work the bargaining unit employees will, with reasonable probability, do later.

Section 2.13.3Dispute Resolution

The parties shall not enforce Sections 2.13.1 through 2.13.3 of this Agreement by means of slowdown, picketing, strikes or lockouts.  In order to avoid unnecessary disputes over the application of this Article, the Union shall be given reasonable advance written notice of any preliminary decision to contract or subcontract work covered by Sections 2.13.1 through 2.13.3.  Before the Employer may award any contract or subcontract (including task order contracts and unit price contracts) or assign any work covered by Sections 2.13.1 through 2.13.3 (engage in subcontracting activities), the Union shall be given an opportunity within the next five business days following the date of notice to meet with the Employer for the purpose of discussing whether the proposed action is in compliance with this Article.  If mutual agreement cannot be reached within that time frame, the matter shall proceed to Step 3 of the grievance procedure if the Union so elects and the Employer will not refuse to arbitrate subcontracting grievances on the basis that they are illegal.  If either party should refuse to arbitrate a contracting dispute, that party will be liable for the other side’s attorney’s fees and costs incurred in obtaining an order compelling arbitration.  The discussion provisions of this section shall not apply to emergency work, task orders issued under task order contracts, individual jobs issued under a unit price contract, contracts or subcontracts in an amount of $50,000 or less, professional services or in cases where work is bid under the OELCC and there are no pre-qualified non-union contractors.  In addition, the notice requirement shall not apply to emergency work.  The exemption of the foregoing categories of work from the notice and discussion provision of this section in no manner limits or impairs any rights the IBEW has to file and process grievances as to such work.

APPENDIX B

Memorandum of Agreement

In the event state or federal law does not require that an employee who becomes the parent of either a new-born or adopted child receive at least eight weeks of leave, the following provision shall become a part of the collective bargaining agreements with the Outside, Generation, and Office & Engineering bargaining units:

Parent Leave

An employee who becomes the parent of either a new-born or adopted child may take up to eight (8) consecutive weeks of annual leave or leave without pay.  Leave taken under this section must begin no later than four (4) months after birth or adoption of a child.  All accrued annual leave in excess of forty (40) hours will be taken prior to commencing leave without pay.  Whenever possible, parent leave shall be requested at least ninety (90) days in advance.

APPENDIX C

Shift Differential/Boiler/Senior Pay

Former ML&P employees as of the Effective Date of the Transition Agreement will be eligible for a shift differential of 13.33% as applies in the following sections of this Agreement: Section 5.11(b), Section 5.2.7, Section 5.3. 3(a), (b), and (c), Section 5.5.2. Effective October 30, 2020 all CEA employees will be eligible for a shift differential of 13.33% as applies in the following sections of this Agreement: Section 5.2.7, Section 5.3.3 (a), (b), and (c), Section 5.5.2.

Boiler Pay

Boiler License Pay Enhancement for Former ML&P employees.  Regular employees assigned to Generation who have a 1st class Boiler Operator License, shall be compensated at an additional five and seven-tenths percent (5.7%) above the employee’s base rate, while employed in the Generation Division, including the Chief Shop Steward if employed in the Generation Division at the time of appointment. Any former ML&P employee with boiler pay will not be eligible for the senior pay program.

SPP/Plant 1/ Plant 2A Senior Pay

This provision modifies the Letter of Dispute Resolution dated March 9, 2018 as follows: On the effective date of this Agreement senior pay will increase from 5% to 5.7% for all bargaining unit members meeting the full requirements of the senior pay program. All bargaining unit member receiving 2.5% will move to 2.85% as of the effective date of this Agreement.

APPENDIX D

Chief Shop Steward

The Parties recognize that timely resolution of disputes is key for a successful transition and is key to the well-being of employees; therefore, the Parties agree that there will be one chief shop steward appointed by the Union to represent bargaining unit employees in the Outside, Office and Engineering, and the Generation Collective Bargaining Agreements.  The following provisions shall apply to the chief shop steward:

a.

Chugach recognizes that the Business Manager of IBEW Local 1547 retains the right to appoint and dismiss all shop stewards in accordance with the Union rules and regulations. While the Business manager will make the ultimate decision on who to appoint as the Chief Shop Steward, he will consider relevant work experience with Chugach or the former ML&P in making the decision.  There will be one full-time non-working Chief Shop Steward.  Chugach recognizes the shop stewards as the duly-appointed Union representatives of the employees. The Union will notify Chugach as to the identity of all shop stewards. All shop stewards shall make every effort in cooperation with Chugach’s Vice President of Member and Employee Services or duly-authorized representative to correct violations and infractions of this Agreement by either covered employees or management personnel.  The duly-authorized assistant shop stewards, upon request made to their immediate supervisors, shall be given reasonable amounts of time during working hours and without loss of pay, to handle all work-related Union business pertaining to their areas of appointment, including but not limited to grievances and arbitration hearings, and shall keep both Chugach and the Union informed as to their whereabouts.  Chugach may require shop stewards to record time spent on union business during working hours on the steward’s time card.

b.

No shop steward shall be terminated for any cause until the CEO of Chugach and Business Manager of the Union have completed an investigation into the alleged cause for termination and determined there has been just cause.  Investigations into the alleged cause for termination shall not last longer than fifteen (15) work days in cases not involving a reduction in force, and 48 hours in cases involving reduction in force.  Investigation timelines may only be extended by written mutual agreement of the parties.

c.

The bargaining unit member appointed to the Chief Shop Steward position shall perform the function of full-time steward at the top craft pay rate of foreman.  Chugach shall pay all wages and benefits for the Chief Shop Steward. The bargaining unit member appointed to the Chief Shop Steward position shall be a full-time FLSA exempt position.  The parties agree to verify the FLSA status of the Chief Shop Steward position.  If the Chief Shop Steward position is determined to be overtime eligible, the parties agree to negotiate a remedy by adjusting hours to be worked, duties, or cost allocation between the parties.  The Chief Shop Steward may be assigned administrative, research, and program duties (excluding Chugach’s Labor Relations) within the Member and Employee Services Division, consistent with his or her knowledge, skills, and abilities.

d.

The Chief Shop Steward will normally observe the standard work week of Monday through Friday.  The Chief Shop Steward shall be subject to all terms and conditions of the Agreement, except the provisions that pertain to an hourly employee such as, but not limited to, overtime, call-out, ten-hour breaks, pay premiums, and additional meal period provisions.  Retirement, money purchase, hardship and benevolent fund, and any other similar contributions will be based on a 40-hour work week.

e.

The Chief Shop Steward shall be given reasonable notice by Chugach prior to the time any committee meeting defined by the Chugach CBAs.  With advanced notice the Chief Shop Steward may schedule meetings of employees or stewards during work hours only as authorized by the Vice President of Member and Employees Services.

f.	The Chief Shop Steward shall be afforded private office space and issued Chugach provided cell phones. The cost of such items shall be paid by Chugach.

g.

The Chief Shop Steward shall retain his or her regular employment status and continue to accrue all benefits. Additionally, the Chief Shop Steward may return to his or her former regular positions or similar positions within the same classification and rate of pay following a fifteen (15) calendar day advance written notification to the Union and Chugach.  This shall not limit the ability of the Chief Shop Steward to bid in accordance with other provisions of this Agreement.  The Chief Shop Steward will be the last employee laid off within the work unit provided he or she is qualified to perform the remaining work.

The full-time Chief Shop Steward shall continue to receive chief steward premium pay when he or she is on paid leave.

APPENDIX E

Wage Matrix

Note: $1.33 Movement of monies from wages to pension effective 8-14-02
Note: $.70 Movement of monies from wages to pension effective 7-1-12
Note: All 100% jobs are in the system as Grade 1, updated the Grade Step Table to reflect this, 6/23/2020
Note: 10/30/2020 is Day 1 following the Transition Agreement
Job Code	Grd	Step	Job Classification	%	Effective Date	Change	Hourly Rate	10 % Longevity
					7/1/12	3.20%	$45.30	$49.83
3243	1		Electronics Technician II	100%	7/1/12	$ (0.70)	$44.60	$49.13
6401	1		Heavy Equipment /Plant Maintenance		7/1/13	3.75%	$46.27	$50.90
3204	1		Instrument and Controls Technician		7/1/14	3.25%	$47.77	$52.55
3274			Maintenance I&C Technician P2		7/1/15	2.50%	$48.96	$53.86
3275			Maintenance I&C Technician PH		7/1/16	2.50%	$50.18	$55.20
6601	1		Machinist Maintenance Technician		7/1/17	1.50%	$50.93	$56.03
6301	1		Maintenance Electrician		7/1/18	2.00%	$51.95	$57.15
7102	1		Maintenance Operator P2		7/1/19	2.50%	$53.25	$58.58
7113			Maintenance Operator SPP		7/1/20	3.00%	$54.85	$60.33
7105			Maintenance Operator P1		10/30/20	2.00%	$55.95	$61.54
7106			Maintenance Mechanical Technician P&H		7/1/21	2.00%
7107			Maintenance Mechanical Technician P2		7/1/22	2-3%
6304			Maintenance Electrician Plant 2		7/1/23	2-3%
6305			Maintenance Electrician Tech P&H
6501			Maintenance Technician
7101			Welding Maintenance Technician

					7/1/12		$47.57	$52.33
3239	7		Energy Supply Operations Maintenance Tech	105%	7/1/12		$46.87	$51.63
6717	7		Hydro Generation Maintenance Operator		7/1/13		$48.58	$53.44
6702	7		Relief Maintenance Operator		7/1/14		$50.16	$55.18
	7		Maintenance Operator - IGT		7/1/15		$51.41	$56.55
3230	7		Sr. I&C Tech SPP		7/1/16		$52.69	$57.96
6303	7		Sr. Maint. Elec. Tech SPP		7/1/17		$53.48	$58.83
7114	7		Sr. Maint Operator SPP		7/1/18		$54.55	$60.00
6504	7		Sr. Maint Mech Tech SPP		7/1/19		$55.91	$61.51
					7/1/20		$57.59	$63.35
					10/30/20		$58.75	$64.62

Note: $1.33 Movement of monies from wages to pension effective 8-14-02
Note: $.70 Movement of monies from wages to pension effective 7-1-12
Note: All 100% jobs are in the system as Grade 1, updated the Grade Step Table to reflect this, 6/23/2020
Note: 10/30/2020 is Day 1 following the Transition Agreement
Job Code	Grd	Step	Job Classification	%	Effective Date	Change	Hourly Rate	10 % Longevity
				102.5%	3/1/18		$52.21	$57.43
3230	11		1/2 Sr. I & C Tech 2.5%		7/1/18	2.00%	$53.25	$58.58
7115	11		1/2 Sr. Maint I&C Tech SPP		7/1/19	2.50%	$54.59	$60.04
			Not Used		7/1/20	3.00%	$56.22	$61.84
					10/30/20	2.00%	$58.75	$64.63

					7/1/12		$48.92	$53.81
3209	12		Power Dispatcher	108.45%	7/1/12		$48.22	$53.11
					7/1/13		$49.97	$54.97
					7/1/14		$51.59	$56.75
					7/1/15		$52.88	$58.17
					7/1/16		$54.19	$59.61
					7/1/17		$55.00	$60.50
					7/1/18		$56.10	$61.71
					7/1/19		$57.51	$63.26
					7/1/20		$59.23	$65.15
					~~10/30/20~~		~~$60.43~~	~~$66.45~~
				New Base	10/30/20		$60.68	$66.75

					7/1/12		$51.19	$56.31
3211	14		Relief Power Dispatcher	113%	7/1/12		$50.49	$55.61
3210	14		Senior Power Dispatcher		7/1/13		$52.29	$57.52
					7/1/14		$53.98	$59.38
					7/1/15		$55.32	$60.85
					7/1/16		$56.70	$62.37
					7/1/17		$57.55	$63.31
					7/1/18		$58.70	$64.57
					7/1/19		$60.17	$66.19
					7/1/20		$61.97	$68.17
					10/30/20		$63.22	$69.53

Note: $1.33 Movement of monies from wages to pension effective 8-14-02
Note: $.70 Movement of monies from wages to pension effective 7-1-12
Note: All 100% jobs are in the system as Grade 1, updated the Grade Step Table to reflect this, 6/23/2020
Note: 10/30/2020 is Day 1 following the Transition Agreement
Job Code	Grd	Step	Job Classification	%	Effective Date	Change	Hourly Rate	10 % Longevity
					7/1/12		$50.74	$55.81
6804	15		Foreman	112%	7/1/12		$50.04	$55.11
3213	15		Senior Electronics Technician		7/1/13		$51.82	$57.00
99901	15		Foreman Plant 2		7/1/14		$53.50	$58.85
99903	15		Foreman, PH		7/1/15		$54.84	$60.32
99904	15		ICE Foreman		7/1/16		$56.20	$61.82
99905	15		Warehouse Foreman		7/1/17		$57.04	$62.75
					7/1/18		$58.18	$64.00
					7/1/19		$59.64	$65.60
					7/1/20		$61.43	$67.57
					10/30/20		$62.66	$68.92

					7/1/12		$24.92	$27.41
~~5518~~ 5519	18		General Clerk (Eff 12/06/85)	55%	7/1/12		$24.22	$26.71
5549 5523					7/1/13		$25.45	$28.00
					7/1/14		$26.27	$28.90
					7/1/15		$26.93	$29.62
					7/1/16		$27.60	$30.36
					7/1/17		$28.01	$30.82
					7/1/18		$28.57	$31.43
					7/1/19		$29.29	$32.22
					7/1/20		$30.17	$33.19
					10/30/20		$30.77	$33.85

					7/1/12		$42.13	$46.34
7104	19		Boiler Operator (effective after 07/01/00)	~~93%~~	7/1/12		$41.43	$45.64
8101	19		Generation Warehouseman/Warehouse Worker		7/1/13		$43.03	$47.33
8109	19		Power Plant Warehouseman 93% Grandfathered		7/1/14		$44.43	$48.87
			Updated % as of 10/30/202097%		7/1/15		$45.53	$50.08
					7/1/16		$46.67	$51.34
					7/1/17		$47.37	$52.11
					7/1/18		$48.32	$53.15
			Check	97%	7/1/19		$49.53	$54.48
					7/1/20		$51.01	$56.11
					~~10/30/20~~		~~$52.03~~	~~$57.24~~
				New Base	10/30/2020		$ 54.04	$ 59.44

Note: $1.33 Movement of monies from wages to pension effective 8-14-02
Note: $.70 Movement of monies from wages to pension effective 7-1-12
Note: All 100% jobs are in the system as Grade 1, updated the Grade Step Table to reflect this, 6/23/2020
Note: 10/30/2020 is Day 1 following the Transition Agreement
Job Code	Grd	Step	Job Classification	%	Effective Date	Change	Hourly Rate	10 % Longevity
	21		Power Dispatcher Trainee
			% Equal to Power Dispatcher Rate
					7/1/12		$31.80	$34.98
3231	21	1	First 1,000 Hours	65%	7/1/12		$31.10	$34.28
					7/1/13		$32.48	$35.73
					7/1/14		$33.53	$36.88
					7/1/15		$34.37	$37.81
					7/1/16		$35.22	$38.74
					7/1/17		$35.75	$39.32
					7/1/18		$36.46	$40.11
					7/1/19		$37.37	$41.11
					7/1/20		$38.50	$42.35
					10/30/20		$39.44	$43.38
					7/1/12		$36.69	$40.36
3232	21	2	Second 1,000 Hours	75%	7/1/12		$35.99	$39.66
					7/1/13		$37.48	$41.23
					7/1/14		$38.69	$42.56
					7/1/15		$39.66	$43.63
					7/1/16		$40.64	$44.70
					7/1/17		$41.25	$45.37
					7/1/18		$42.07	$46.28
					7/1/19		$43.13	$47.44
					7/1/20		$44.42	$48.86
					10/30/20		$45.51	$50.06

					7/1/12		$41.58	$45.74
3333, 3237	21	3	Third 1,000 Hours	85%	7/1/12		$40.88	$45.04
					7/1/13		$42.47	$46.72
					7/1/14		$43.85	$48.24
					7/1/15		$44.95	$49.45
					7/1/16		$46.06	$50.67
					7/1/17		$46.75	$51.43
					7/1/18		$47.69	$52.45
					7/1/19		$48.88	$53.77
					7/1/20		$50.34	$55.38
					10/30/20		$51.58	$56.74

Note: $1.33 Movement of monies from wages to pension effective 8-14-02
Note: $.70 Movement of monies from wages to pension effective 7-1-12
Note: All 100% jobs are in the system as Grade 1, updated the Grade Step Table to reflect this, 6/23/2020
Note: 10/30/2020 is Day 1 following the Transition Agreement
Job Code	Grd	Step	Job Classification	%	Effective Date	Change	Hourly Rate	10 % Longevity
					7/1/12		$46.47	$51.12
3234, 3240	21	4	Fourth 1,000 Hours	95%	7/1/12		$45.77	$50.42
					7/1/13		$47.47	$52.22
					7/1/14		$49.01	$53.91
					7/1/15		$50.24	$55.26
					7/1/16		$51.48	$56.63
					7/1/17		$52.25	$57.48
					7/1/18		$53.30	$58.63
					7/1/19		$54.63	$60.09
					7/1/20		$56.27	$61.90
					10/30/20		$57.65	$63.42

					7/1/12		$37.60	$41.36
6502	22	5	Maintenance Helper	83%	7/1/12		$36.90	$40.66
					7/1/13		$38.40	$42.24
					7/1/14		$39.65	$43.62
					7/1/15		$40.64	$44.70
					7/1/16		$41.65	$45.82
					7/1/17		$42.27	$46.50
					7/1/18		$43.12	$47.43
			Check	83%	7/1/19		$44.20	$48.62
					7/1/20		$45.52	$50.07
					10/30/20		$46.44	$51.08

7120	22	1	Generation Warehouse Lead		7/1/18		$50.91	$56.00
				98%	7/1/19		$52.19	$57.40
					7/1/20		$53.75	$59.13
					10/30/20		$54.83	$60.31

Plant Helper
% Equal to Journeyman Rate

8301	22	2	1-12 Months	55%	7/1/18		$28.57	$31.43
					7/1/19		$29.29	$32.22
					7/1/20		$30.17	$33.19
			Check	55%	10/30/20		$30.77	$33.85

Note: $1.33 Movement of monies from wages to pension effective 8-14-02
Note: $.70 Movement of monies from wages to pension effective 7-1-12
Note: All 100% jobs are in the system as Grade 1, updated the Grade Step Table to reflect this, 6/23/2020
Note: 10/30/2020 is Day 1 following the Transition Agreement
Job Code	Grd	Step	Job Classification	%	Effective Date	Change	Hourly Rate	10 % Longevity
8302	22	3	13-18 Months		1/7/18		$33.77	$37.15
					7/1/19		$34.62	$38.08
					7/1/20		$35.65	$39.22
			Check	65%	10/30/20		$36.37	$40.01

8303	22	4	19-24 Months		7/1/18		$38.97	$42.87
					7/1/19		$39.94	$43.94
					7/1/20		$41.14	$45.26
			Check	75%	10/30/20		$41.96	$46.16

8304	22	5	After 24 Months		7/1/18		$43.12	$47.43
					7/1/19		$44.20	$48.62
					7/1/20		$45.52	$50.08
			Check	83%	10/30/20		$46.44	$51.08

				5%	3/1/18		$56.15	$61.77
7112	24		Sr. Maint Op IGT		7/1/18		$57.28	$63.01
			**Add 5% to Grade 7		7/1/19		$58.71	$64.59
					7/1/20		$60.47	$66.52
					10/1/20		$61.69	$67.86
			SPP Maintenance Operator Trainee
	25		% Equal to Maintenance Operator Rate

6710	25	1	First 1,000 Hours		7/1/18		$33.77	$37.15
					7/1/19		$34.62	$38.08
					7/1/20		$35.65	$39.22
			Check	65%	10/30/20		$36.37	$40.01

6711	25	2	1001 to 2000 Hours		7/1/18		$36.37	$40.01
					7/1/19		$37.28	$41.01
					7/1/20		$38.40	$42.24
			Check	70%	10/30/20		$39.17	$43.09

6712	25	3	2001 to 3000 Hours		7/1/18		$38.97	$42.87
					7/1/19		$39.94	$43.94
					7/1/20		$41.14	$45.26
			Check	75%	10/30/20		$41.96	$46.16

Note: $1.33 Movement of monies from wages to pension effective 8-14-02
Note: $.70 Movement of monies from wages to pension effective 7-1-12
Note: All 100% jobs are in the system as Grade 1, updated the Grade Step Table to reflect this, 6/23/2020
Note: 10/30/2020 is Day 1 following the Transition Agreement
Job Code	Grd	Step	Job Classification	%	Effective Date	Change	Hourly Rate	10 % Longevity
6713	25	4	3001 to 4000 Hours		7/1/18		$41.56	$45.71
					7/1/19		$42.60	$46.86
					7/1/20		$43.87	$48.26
			Check	80%	10/30/20		$44.76	$49.24

6714	25	5	4001 to 5000 Hours		7/1/18		$44.16	$48.57
					7/1/19		$45.26	$49.79
					7/1/20		$46.62	$51.28
			Check	85%	10/30/20		$47.56	$52.32

6715	25	6	5001 to 6000 Hours		7/1/18		$46.75	$51.43
					7/1/19		$47.92	$52.72
					7/1/20		$49.36	$54.30
			Check	90%	10/30/20		$50.36	$55.40

6716	25	7	6001 to 8000 Hours		7/1/18		$49.35	$54.29
					7/1/19		$50.59	$55.65
					7/1/20		$52.10	$57.31
			Check	95%	10/30/20		$53.15	$58.47

					7/1/12		$27.18	$29.90
5538	27		Project Clerk	60%	7/1/12		$26.48	$29.20
					7/1/13		$27.76	$30.54
					7/1/14		$28.66	$31.53
					7/1/15		$29.38	$32.32
					7/1/16		$30.11	$33.12
					7/1/17		$30.56	$33.62
					7/1/18		$31.17	$34.29
			Check	60%	7/1/19		$31.95	$35.15
					7/1/20		$32.91	$36.20
					10/30/20		$33.57	$36.93

Note: Apprentice Wireman are to be paid a percentage of the Generation Agreement Journeyman Wage Rate, as determined by the Apprenticeship

Wage Rates and Classifications
Information Services Employees
Contract Period July 1, 2017 through June 30, 2021

Note: $.53 Movement of monies from wages to pension effective 7-18-02

Note: 10/30/2020 Day 1 for Transition Agreement Wage Change

				Steps							10%
				Start	6 months	1 Year	2 Years	3 Years	Longvty	4 Years	Longvty
Job Code	Grade / Job Classification	Effective Date	Change	Step 1	Step 2	Step 3	Step 4	Step 5	Step 98	Step 6	Step 99
	Grade 2										
5102	PC Support Specialist I	7/1/2017	1.50%	$ 24.75	$ 26.14	$ 27.64	$ 29.17	$ 30.76	n/a	$ 32.47	na
5105	Software Support Specialist I	7/1/2018	2.00%	$ 25.25	$ 26.66	$ 28.19	$ 29.75	$ 31.38	n/a	$ 33.12	na
		7/1/2019	2.50%	$ 25.88	$ 27.33	$ 28.90	$ 30.50	$ 32.16		$ 33.95	
		7/1/2020	3.00%	$ 26.66	$ 28.15	$ 29.76	$ 31.41	$ 33.13		$ 34.97	
		10/30/2020	**2.00%**	**$ 27.11**	**$ 28.54**	**$ 30.32**	**$ 32.10**	**$ 33.89**		**$ 35.67**	
	Grade 3										
3402	Analyst/Programmer Trainee	7/1/2017	1.50%	$ 27.71	$ 29.26	$ 30.82	$ 32.52	$ 34.35	n/a	$ 36.27	n/a
5106	Software Support Specialist II	7/1/2018	2.00%	$ 28.26	$ 29.85	$ 31.43	$ 33.17	$ 35.03	n/a	$ 36.99	n/a
		7/1/2019	2.50%	$ 28.97	$ 30.59	$ 32.22	$ 34.00	$ 35.91		$ 37.92	
		7/1/2020	3.00%	$ 29.84	$ 31.51	$ 33.18	$ 35.02	$ 36.99		$ 39.05	
		10/30/2020	**2.00%**	**$ 30.27**	**$ 31.86**	**$ 33.86**	**$ 35.85**	**$ 37.84**		**$ 39.83**	
	Grade 4										
5104	PC Support Specialist II	7/1/2017	1.50%	$ 30.95	$ 32.65	$ 34.48	$ 36.35	$ 38.35	n/a	$ 40.47	$ 44.52
5106	Software Support Specialist	7/1/2018	2.00%	$ 31.57	$ 33.31	$ 35.17	$ 37.07	$ 39.11	n/a	$ 41.28	$ 45.41
	(Grandfathered)	7/1/2018	2.50%	$ 32.36	$ 34.14	$ 36.05	$ 38.00	$ 40.09		$ 42.31	
		7/1/2020	3.00%	$ 33.33	$ 35.16	$ 37.13	$ 39.14	$ 41.29		$ 43.58	
		10/30/2020	**2.00%**	**$ 33.78**	**$ 35.56**	**$ 37.78**	**$ 40.01**	**$ 42.23**		**$ 44.45**	
	Grade 5										
3404/3415	Analyst/Programmer	7/1/2017	1.50%	$ 34.68	$ 36.60	$ 38.63	$ 40.75	$ 42.95	$ 47.25	$ 45.33	$ 49.87
3410	Lead Support Specialist	7/1/2018	2.00%	$ 35.38	$ 37.33	$ 39.40	$ 41.57	$ 43.81	$ 48.19	$ 46.24	$ 50.86
		7/1/2019	2.50%	$ 36.26	$ 38.27	$ 40.39	$ 42.61	$ 44.91	$ 49.40	$ 47.39	$ 52.14
		7/1/2020	3.00%	$ 37.35	$ 39.41	$ 41.60	$ 43.88	$ 46.26	$ 50.88	$ 48.81	$ 53.70
		10/30/2020	**2.00%**	**$ 37.84**	**$ 39.83**	**$ 42.32**	**$ 44.81**	**$ 47.30**	**$ 52.28**	**$ 49.79**	**$ 54.77**
	Grade 7										
3409	Database Administrator	7/1/2017	1.50%	$ 39.62	$ 41.79	$ 44.07	$ 46.47	$ 49.05	n/a	$ 51.71	n/a
3414	Lead Analyst/Programmer	7/1/2018	2.00%	$ 40.41	$ 42.62	$ 44.95	$ 47.40	$ 50.04	n/a	$ 52.75	n/a
3406	Network Administrator	7/1/2019	2.50%	$ 41.42	$ 43.69	$ 46.08	$ 48.58	$ 51.29		$ 54.07	
3413	Systems Administrator	7/1/2020	3.00%	$ 42.66	$ 45.00	$ 47.46	$ 50.04	$ 52.83		$ 55.69	
		10/30/2020	**2.00%**	**$ 43.17**	**$ 45.44**	**$ 48.28**	**$ 51.12**	**$ 53.96**		**$ 56.80**

APPENDIX F

Letters of Agreement

Attached to this Collective Bargaining Agreement are the Letters of Agreement the Parties have been able to locate and identify as being still in effect.  Please note, however, the list is not exhaustive.

Mr. Tom S. Kolasinski
Interim General Manager
Chugach Electric Association
P.O. Box 3518
Anchorage, Alaska 99501

Dear Mr. Kolasinski:

LETTER OF UNDERSTANDING

This will confirm the understanding reached during our negotiations concerning the special workweek for Generation Plant roving maintenance crew while at Beluga Power Plant.

Roving maintenance while at Beluga may work a four (4) day workweek, four ((4) ten (10) hour days), if scheduling permits.

If a holiday falls during the four (4) day workweek the workweek shall revert back to a five (5) day workweek.

If a person starts the four (4) day workweek and is called to town he will finish the week as a four (4) day workweek.

Employees who take leave during the four (4) day workweek will revert to a five (5) day workweek or the leave may be charged as ten (10) hours per day.

Section 5.1(d) second paragraph would not apply to four (4) day workweek or employees who volunteer to work out of town.

The first ten (10) hours of each day will be charged to the straight time rate. All time over ten (10) hours per day or forty (40) hours per week will be paid at the overtime rate.

AGREED AND ACCEPTED THIS 16th day of December, 1983.

CHUGACH ELECTRIC ASSOCIATION	IBEW, LOCAL 1547
T.S. Kolasinski	Jim Cooper
T.S. KOLASINSKI	JIM COOPER
GENERAL MANAGER	BUSINESS REPRESENTATIVE

LETTER OF UNDERSTANDING

By and Between
Chugach Electric Association, Inc.
Generation Plant Personnel Agreement
and
International Brotherhood of Electrical Workers, Local 1547

This letter will confirm the understanding reached between Chugach Electric Association, Inc. (Chugach) and the International Brotherhood of Electrical Workers, Local 1547 (IBEW) during our discussions concerning future bid awards to the position of Senior Power Dispatcher.

Chugach and the IBEW agree that experience as a Power Dispatcher in the Chugach Power Control Center outweighs general experience at Chugach with respect to qualifications for advancement from Power dispatcher to Senior Power Dispatcher. Therefore, it is agreed that Article 3, Section 3.4.3, Job Award, of the Generation Plant Personnel Agreement between Chugach and the IBEW will be interpreted as follows for promotions to Senior Power Dispatcher:

> "bargaining unit seniority" as used in the third of three factors to be considered by the Bid Committee will first count time served in the Power Control center as a Power Dispatcher. If time served in the Power Control Center as a Power Dispatcher is equal, bargaining unit seniority will be used as a deciding factor.

IBEW Local Union No. 1547	**Chugach Electric Association, Inc.**
By: Jerry Holder	By: Mary Tesch
Jerry Holder	Mary Tesch
Business Representative	Director, Human Resources

Agreed to: December 20, 2001

LETTER OF UNDERSTANDING
BETWEEN
CHUGACH ELECTRIC ASSOCIATION, INC.
AND
INTERNATIONAL BROTHERHOOD OF ELECTRICAL WORKERS
LOCAL 1547
GENERATION PLANT PERSONNEL AGREEMENT

Standby Shift Change – Telecommunications Department

Effective with the date of this Letter of Understanding, the standby coverage for the Telecommunications Department will be changed to cover an additional three hours during weekdays to accommodate a one-shift schedule for the Standby Electronic Technicians.

Normal Electronics Technician hours will be from:

Shift A: 7:30 AM to 6:00 PM, Monday through Thursday

Shift B: 7:30 AM to 6:00 PM, Tuesday through Friday

Electronic Technicians not scheduled for standby – 8:00 AM to 4:30 PM Monday through Friday.

Management reserves the right to change the Electronics Technicians not scheduled for the standby shift to 7:30 AM to 4 PM Monday through Friday so that all Electronics Technicians begin work at the same time.

Day	Hours	Responsibility	Compensation
Monday	**8 AM – 5 PM**	Management	
Evening Shift	**5 PM - 8 AM**	Electronics Technician	2.5 hrs
Tuesday	**8 AM – 5 PM**	Management	
Evening Shift	**5 PM – 8 AM**	Electronics Technician	2.5 hrs
Wednesday	**8 AM – 5 PM**	Management	
Evening Shift	**5 PM – 8 AM**	Electronics Technician	2.5 hrs
Thursday	**8 AM – 5 PM**	Management

Letter of Understanding
Standby Shift – Telecommunications Department
Page Two

Evening Shift	**5 PM –8 AM** Electronics Technician	2.5 hrs
Friday	**8 AM – 5 PM** Management	
Evening Shift	**5 PM –8 AM** Electronics Technician	2.5 hrs
Saturday-Sunday	**8 AM - 8 AM** Electronics Technician	4 hrs
Sunday-Monday	**8 AM - 8 AM** Electronics Technician	4 hrs

Note: For many years, the Power Dispatchers have had trouble locating an Electronics Technician at the beginning and end of the shift. Even though an Electronics Technician may be scheduled to be in at 6:00 AM or stay until 6:00 PM, the Electronics Technician may be out of town or on the way to Beluga. By scheduling an Electronics Technician to be on standby during all non-working hours, the Power Dispatcher will have one phone number to call for communication failures.

Agreed to this 29 day of October, 2002:

Mary Tesch
Mary Tesch – Director
Human Resources
Chugach Electric Association, Inc.

Jerry Holder – Business Representative
International Brotherhood of
Electrical Workers – Local 1547

LETTER OF UNDERSTANDING
BETWEEN
CHUGACH ELECTRIC ASSOCIATION, INC.
AND
INTERNATIONAL BROTHERHOOD OF ELECTRICAL WORKERS
LOCAL 1547
GENERATION PLANT PERSONNEL AGREEMENT

Overtime Guidelines – Telecommunications Department

It is mutually agreed that this agreement is for a one (1) year trial basis to become effective as of January 1, 2003. The intention of this agreement is to address the business needs of Chugach Electric Association, Inc. (CEA) and ensure there is an equalization of overtime worked by the represented employees of the Telecommunications Department as required in Article 5, Section 5.2.2 (a), (b) of the Generation Plant Personnel Agreement.

The guidelines are as follows:

1. As of January 1, 2003, and for the purpose of distributing overtime opportunities equitably, all employees will start at "0" hours of overtime. Initially overtime shall be offered to the employee with the highest seniority. The Communication Department will use the "Call Out Program" utilized for after hour call outs for employees covered by the Outside Plant Personnel Agreement.

2. Hours worked due to an employee being called out while off duty will not be used in the calculation for the equitable distribution of overtime opportunities.

3. Critical skill or project overtime will not be included unless an employee with less expertise can be trained in a timely manner to be proficient to perform the required task.

4. Overtime classified as "general" will be offered to all employees in an equitable manner determined by which employee has the least amount of overtime.

Overtime Guidelines
Page 2

5. An employee that is not available to work due to being ill, on worker compensation or on vacation, shall not have those opportunities to work overtime when they were not available used in the calculation for the equitable distribution of available overtime work opportunities.

Agreed to this 3 day of ~~November, 2002~~ March 2003:

Mary Tesch – Director
Human Resources
Chugach Electric Association, Inc.

Jerry Holder – Business Representative
International Brotherhood of
Electrical Workers – Local 1547

LETTER OF AGREEMENT

SOUTHCENTRAL POWER PLANT

Chugach Electric Association, Inc. ("Employer") and International Brotherhood of Electrical Workers Local 1547 ("Union") hereby agree as follows:

The Employer is currently constructing a new power plant in Anchorage known as the Southcentral Power Plant ("SPP");

The Employer and Union desire to provide employment opportunities for qualified employees presently working under the Generation Plant Personnel collective bargaining agreement;

The Employer and Union mutually desire to reach agreement regarding terms and conditions of employment for employees selected to work at the SPP;

The Employer and Union wish to facilitate a timely and efficient commencement of operations of the SPP;

The Employer and Union hereby agree as follows:

1. **Adoption of Generation Plant Personnel CBA.** The terms of the collective bargaining agreement covering terms and conditions of employment for Generation Plant Personnel ("Generation CBA") between the Employer and Union, extended by Letter of Agreement dated January 20, 2010, shall govern the terms and conditions of employment for employees assigned to work at the SPP to the extent not inconsistent with this Letter of Agreement. This Letter of Agreement shall remain in effect for the duration of the Generation CBA.

2. **Recognition of Equipment Ownership Prior to Substantial Completion Date.** SPP is being constructed and commissioned pursuant to a Substantial

Completion Date, presently December 1, 2012, in accordance with the Engineering, Procurement and Construction Contract for SPP. Certain equipment in SPP will not be owned by the Employer until the Substantial Completion Date. Therefore, nothing in this Agreement shall preclude any third party from operating such equipment prior to the Substantial Completion Date or any extension of the Substantial Completion Date.

3. **Training.** The Employer will provide training to employees regarding operation and maintenance of the SPP. Training will occur incrementally, in phases. The type/duration of training and number of employees to be trained at any given time will be determined by the Employer. Prior to Substantial Completion Date of SPP, the work schedule for training is anticipated to be 5-8s subject to the needs to plant commissioning.

3.1 **Computer Based Training.** Employees that remain at other Chugach power plants while SPP is operational will have access to computer-based SPP site specific training modules no later than the Substantial Completion Date.

4. **Staffing of SPP**

4.1 **Notice of SPP Vacancies.** The Employer shall notify the Union of anticipated SPP vacancies by posting positions consistent with the Generation CBA.

4.2 **Bidding.** The Employer will waive certain qualification and experience prerequisites specified in the position descriptions in order to give existing employees the opportunity to bid on new positions at SPP prior to the Substantial Completion Date. Required Skills & Abilities per each position description shall not be waived.

4.3 **Job Award.** Within five (5) calendar days after the closing of the bids, the bidders will be considered and the job awarded. There shall be no second bid committee.

4.4 **Close of Initial Bid Period**. At the close of the initial bid period but prior to the Substantial Completion Date, the Employer and Union shall meet and negotiate resolution to any staffing issues which may impact the operation and maintenance of existing facilities. Affected employees may provide input prior to the final agreement between the parties.

4.5 **Probationary Periods.** All employees awarded a regular SPP position shall serve a probationary period that is consistent with the current Generation CBA, except for Trainee's. Trainees are not addressed in the Generation CBA and will follow what is written in this LOA . The duration of an employee's probationary period will be governed by: (1) the date the employee begins working at SPP; (2) whether the employee at the time he/she begins working at SPP begins at the full proficiency level or as a Trainee; and (3) whether the employee at the time he/she begins working at SPP is a regular employee as that term is used in Section 3.1.3 of the Generation CBA or a non-regular employee.

4.5.1 **Probationary Period for Regular Employees Awarded A Regular SPP Position before the Substantial Completion Date.** Will be consistent with section 3.4.3 Job Award in the current Generation CBA).

4.5.2 **Probationary Period for Regular Employees Awarded A Regular SPP Position after the Substantial Completion Date.** Will be consistent with section 3.4.3 Job Award in the current Generation(CBA).

If the employee is awarded the bid as a Trainee, he/she shall serve a probationary period not to exceed ninety (90) calendar days. If at any time during this probationary period, but prior to the time the employee is tested and deemed fully proficient per the relevant position description, the Employer determines the employee is not suited for the position, the Employer or the Union can exercise Section 3.4.4 (Re-evaluation) of the Generation CBA with the Bid Committee for each affected employee. Employees so removed from SPP by the Employer shall retain return rights to their former position consistent with Section 3.4.4 of the Generation CBA during the probationary period or until the employee is tested and deemed fully proficient per the relevant position description, whichever occurs first.

4.5.3 **Probationary Period for Non-Regular Employees Hired for SPP.** A non-regular employee hired to work at SPP shall serve a probationary period beginning on the start date at SPP. The duration of the probationary period for a non-regular employee hired to work at SPP shall be governed by whether the individual, at the time of hire, is hired at the full proficiency level or as a Trainee.

If the non-regular employee is hired at the full proficiency level, he/she shall serve a ninety (90) calendar day probationary period. During this period of probationary employment for the non-regular full proficiency level employee, the employee may be laid off or discharged and such actions by the Employer shall not be subject to the grievance arbitration provisions of the Generation CBA.

If the non-regular employee is hired as a Trainee, he/she shall serve a probationary period of ninety (90) calendar days. During this period of probationary employment for the non-regular Trainee, the employee may be laid off or discharged and such actions by the Employer shall not be subject to the grievance arbitration provisions of the Generation CBA.

4.6 **Bidding.** The language in Section 3.4.2 that says "employees are limited to one successful bid during any twelve (12) month period" will be waived so that all employees will be able to bid on upcoming positions at SPP for positions bid prior to the Substantial Completion Date.

4.7 **Bid Pay.** The parties agree that due to constraints associated with ongoing maintenance and operation of the Beluga Power Plant and the unique challenges of selecting and training employees to staff SPP, the requirement in Section 3.4.3(a) that "the employee must actually be available at work and able to assume the bid position on the date of the bid award, for the bid award to result in a change in job duties or a wage rate change" shall not apply. Employees will receive the wage rate of the bid position as soon as they have been awarded the position.

5. **Right of Employer to Provide Training.** As determined by the employer Chugach Electric shall provide training through the Employer's managerial/supervisory personnel or through third parties including hands on training to employees, managers or supervisors to ensure SPP can operate safely and efficiently. Training shall include hands on training using generation assets. Union agrees that bargaining unit members will actively and constructively participate in training.

6. **Normal Workday and Workweek**

6.1 Workday and Workweek SPP Maintenance Operator. The following provisions shall define the twelve (12) hour shift schedule for SPP Maintenance Operators.

6.1.1 Twelve (12) Hour Shift Schedule. Covered employees shall work a twelve (12) hour shift; The Day Shift shall be from 0700 hours to 1900 hours; The Night Shift shall be from 1900 hours to 0700 hours. The workweek is defined as Saturday 1901 hours to the following Saturday at 1900 hours. Shift schedules shall be determined by Employer consistent with procedures established in the Generation Plant Personnel Agreement. This shift cycle shall be based on a published schedule. On the published schedule, the Night Shift will begin at 1900 hours the night before the listed "N".

6.1.2 Shift Differential Premium. A shift Differential Premium will be paid for all hours worked on the Night Shift (between 1900 and 0700), per section 5.3.3 of the current Generation CBA. The shift differential escalation in section 5.3.3 will not apply to regularly scheduled work on the 35 day published cycle, including shifts designated in the "Reserve Schedule".

schedule) depending upon operational needs as determined by the Employer. Work hours during the 4-10s schedule shall be from 0700 to 1730 and work hours during the 5-8s schedule shall be from 0700 to1530 with ½ hour unpaid lunch.

8. **Temporary Reassignment of SPP Employee to Other Locations.** The Employer may temporarily reassign SPP employees to work locations other than at the SPP, consistent with the existing Generation Agreement.

9. **Moving Expenses.** Moving expenses shall be paid to employees in accordance with Section 5.1.3(f) of the Generation CBA.

10. **Bumping.** Bumping rights for all employees will be governed by the current Generation CBA language (Sections 3.5, 3.5.1, 3.5.2, 3.5.3). In order to ensure that employees at Beluga Power Plant can bump employees at SPP under Section 3.5.2 of the Generation CBA, Chugach will consider other job classifications and those at SPP to be like classifications as detailed in Appendix A. Senior status is not a separate classification.

11. **Steward.** The union will select, and the employer will recognize, a new steward for SPP per Section 2.6 of the Generation CBA.

12. **Equitable Distribution of Overtime** Section 5.2.2 (b) of the Generation CBA shall apply to SPP. Documentation will be maintained to demonstrate ongoing compliance with the Generation CBA.

13. **Call Out Pay**. An employee who accepts a call-out for SPP shall be considered to be working and shall receive the appropriate wage rate for all hours from the time the call is accepted until he completes the call and returns to SPP in accordance with the Generation CBA Section 5.2.2 (f).

14. **Applicability of Generation CBA Provisions.** This Letter of Agreement shall govern the terms and conditions of employment for SPP personnel. The terms of the Generation CBA shall apply to SPP classifications listed in Appendix A of this Letter of Agreement to the extent they are not inconsistent with the terms of this Letter of Agreement. This Letter of Agreement shall supersede any terms or conditions in the Generation CBA that are expressly inconsistent with the terms of this Letter of Agreement.

SIGNATURE PAGE

AGREED TO:

CHUGACH ELECTRIC ASSOCIATION, INC. ("Employer")	INTERNATIONAL BROTHERHOOD ELECTRICAL WORKERS LOCAL 1547 (Union")
By: ____________________	By: ____________________
Chief Executive Officer	Business Manager
Date: March 15, 2012	Date: 3-15-2012

APPENDIX A

SPP Wage Rates and Classifications

The job classifications and wage rates listed in this Appendix A are covered by this Letter of Agreement.

Job Classifications		Wage Rates	
	Trainee	Fully Proficient	Senior
Maintenance Operator Southcentral Power Plant	85%	100%	105%
Maintenance Electrical Technician Southcentral Power Plant	85%	100%	105%
Maintenance Instrumentation & Control Technician Southcentral Power Plant	85%	100%	105%
Maintenance Mechanical Technician Southcentral Power Plant	85%	100%	105%

Like Classifications for Purposes of Reduction in Force (RIF) and Bumping Rights under Section 3.5 of the Generation CBA.

Southcentral Power Project Position	Like Classification
Maintenance Operator Southcentral Power Plant	Power Plant Relief Maintenance Operator Power Plant Maintenance Operator Power Plant Maintenance Operator, IGT
Maintenance Electrical Technician Southcentral Power Plant	Maintenance Electrician
Maintenance Instrument & Controls Technician Southcentral Power Plant	Instrument & Controls Technician
Maintenance Mechanical Technician Southcentral Power Plant	Maintenance Technician Generation Foreman, Beluga

Note: The parties agree that only the current hydro operators employed at CEA on the date this agreement is executed, will be considered to be a "Like Classification" to the "Maintenance Operator Southcentral Power Plant", for the purpose this list was designed for.

Letter of Agreement
By and Between
Chugach Electric Association, Inc. (Chugach)
and
International Brotherhood of Electrical Workers, Local 1547 (IBEV)
Representing the
Generation Plant Bargaining Unit
Re: Beluga Maintenance Operator Stand-by Pay

Chugach Electric Association, Inc. (CEA) and Local Union 1547 of the International Brotherhood of Electrical Workers (IBEW) enter into this agreement to address the stand-by pay for Beluga Maintenance Operator stand-by pay. To this end, the parties agree to the following:

1. Compensation for Beluga Operator stand-by hours will be two (2) hours of straight time pay for every twelve hours of stand-by performed. Any call resulting in an Operator leaving his Beluga Camp/Residence at the direction of management or using specified automated alarms at the Chugach Dispatch Center will result in the Operator being compensated at the applicable overtime rate.

2. Beluga Operators working on the same shift will alternate stand-by duties. Operators may arrange coverage of their own stand-by duty by another Operator if approved by the Supervisor.

3. Stand-by hours will be from 7:00 pm to 7:00 am and will cover every day of each Beluga Shift.

4. Operators will carry' a Chugach-provided device such as a handheld radio, smart phone, cell phone or pager as directed by the Supervisor while on stand-by, stay within range of the device, and respond to any call within 15 minutes. Operators should remain in such proximity to the Beluga Power Plant as to be on site in the Control Room within 30 minutes of receiving a call-out.

It is understood between the parties that the above agreement is entered into for the sole purpose of resolving this particular set of circumstances.

For IBEW:		For Chugach:	
[signature]	1-28-16	*[signature]*	1/13/2016
Julius Matthew Business Representative	Date	Tyler Andrews VP, Member & Employee Services Division	Date

Letter of Agreement
By and Between
Chugach Electric Association, Inc. (Chugach)
and
International Brotherhood of Electrical Workers, Local 1547 (IBEW)
Representing the
Generation Plant Bargaining Unit

Re: Generation warehouse worker and Generation warehouse lead, Position description and wages

This letter is to confirm the agreement reached concerning the above mentioned job classifications. It is mutually agreed to establish the new position of Generation Warehouse Lead.

The classification of Generation Warehouse Lead will be added to Wage rates and Classifications within the agreement.

It is agreed that the wage rate for the Generation Warehouse Worker will be 93% of the current 100% wage rate within the Generation agreement.

It is agreed that the wage rate for the Generation Warehouse Lead will be 98% of the current 100% wage rate within the Generation agreement.

The Generation Warehouse Worker will be paid Generation Warehouse lead pay while the Lead is absent from work, consistent with Section 5.1.4 of the CBA.

The purpose and intent of this letter is to establish the new position of Generation Warehouse Lead and establish the wage rate for both positions mentioned above.

For IBEW	For Chugach
Julius Matthew	Tyler Andrews
Business Representative	VP, Member & Employee Services
Division	
8-31-16	8/31/2016
Date	Date

Letter of Agreement
between
Chugach Electric Association, Inc. (Chugach)
and
International Brotherhood of Electrical Workers, Local 1547 (IBEW)
Representing the Generation Plant Personnel Bargaining Unit
Re: Discontinuation of Kenai Flights

Recognizing the changes associated with the operations of the Beluga Power Plant and limited availability of scheduled flights from Kenai to Beluga, Chugach Electric Association, Inc. and Local Union 1547 of the International Brotherhood of Electrical Workers (IBEW) mutually agree to the following:

1. Providing employer paid regularly scheduled direct air transport from Kenai to Beluga is not currently available or cost effective and as a result the parties acknowledge that employer paid regularly scheduled flights between Kenai to Beluga are discontinued. In the event that that these flights become cost effective or required by operational need, the employer may choose to restore the employer paid Kenai to Beluga flights and discontinue the Kenai to Anchorage flights
2. In exchange, Chugach Electric will provide employer-paid air transport (via scheduled carrier) from Kenai to Anchorage and Anchorage to Kenai for the sole purpose of meeting the regular crew flight from Anchorage to Beluga and Beluga to Anchorage.
3. Parking at the Kenai airport will also be paid for or reimbursed by the employer.
4. When employees accept over time and there are no flights available from Kenai to Anchorage or Anchorage to Kenai (due to issues such as scheduling or weather) and the employee chooses to drive from Kenai to Anchorage or Anchorage to Kenai, the employer will pay mileage to the employee.
5. When an employee is in Anchorage, traveling from Kenai to BPP for work and through no fault of his/her own has to spend the night in Anchorage, the employer will reimburse the employee for the cost of the hotel and meals.
6. In the future if the use of BPP increases beyond the operational level at the time regularly scheduled direct flight between Kenai Beluga were stopped the parties agree to revisit this LOA.

The parties agree that this agreement adds to, but does not modify existing terms of the CBA.

Julius Matthew
Julius Matthew,
Business Representative, IBEW

1-30-17
Date

Tyler Andrews
Tyler Andrews,
VP, Member & Employee Services

1/30/2017
Date

Letter of Dispute Resolution
by and between
Chugach Electric Association, Inc. (Chugach)
and
International Brotherhood of Electrical Workers, Local 1547 (IBEW)
Representing the Generation Plant Personnel Bargaining Unit

Re: Southcentral Power Plant (SPP) Senior Pay

Chugach Electric Association, Inc. (CEA) and Local Union 1547 of the International Brotherhood of Electrical Workers (IBEW) enter into this agreement to address the Senior Pay for those Chugach Bargaining Unit Members currently employed at Southcentral Power Plant (SPP). To that end, the parties agree to the following:

Employees on the list below with two and on half years (2.5 years) of service at SPP will receive the five percent (5%) senior pay added to their current hourly rate. These employees will continue to participate in the program including completing or maintaining any training required to retain the 5% Senior Pay.

Employees on the list below with less than two and on half years (2.5 years) of service at SPP will receive the five percent (2.5%) of the Senior Pay added to their current hourly rate. These employees will continue to participate in the program including completing or maintaining any training required to advance to the 5% Senior Pay level.

Pay changes associated with this agreement will be effective with the first pay period after the parties have agreed to and finalized this agreement.

Employee Name	Years/Mo at SPP	Job Title
Pettit,Travis W.	4y 9m	Maint. Electrical Tech SPP
Goode,Brian K.	6y	Maint. Electrical Tech SPP
Mullowney,Richard D	2y 2m	Maint. I & C Tech SPP
Gifford,Kenneth D.	5y 9m	Maint. I & C Tech SPP
Kazaitis,Richard F.	2y 11m	Maint. I & C Tech SPP
Thome,Charles J.	2y 11m	Maint. Mechanical Techn SPP
Nicola,Timothy M.	2y 7m	Maint. Mechanical Techn SPP
Ross,Michael M.	2y 11m	Maint. Mechanical Techn SPP
Sepe,Paris J.	2y	Maintenance Operator IGT
Hartley,Jacob J	1y 11m	Maintenance Operator SPP
Baldridge,Derek G.	2y 8m	Maintenance Operator SPP
Hadden,Robert W.	5y 9m	Maintenance Operator SPP
Mitchell,Kyle B.	5y 8m	Maintenance Operator SPP
Mahan,Morrill D.	5y 9m	Maintenance Operator SPP

Elkins,Lee E.	4y 9m	Maintenance Operator SPP
Crowder,Casey S.	2y	Maintenance Operator SPP
Daoust,Andrew M.	5y 7m	Maintenance Operator SPP
Crutchfield,Mark A.	6y	Maintenance Operator SPP

~~NOTE: Technically Paris Sepe has never been moved from IGT, the same date that Brian Good was moved to SPP was the date used for Paris Sepe.~~ GM [initials]

This agreement applies only to the employees named above. All future bargaining unit member employed in positions assigned to SPP will need to complete the entire Senior Pay program as developed between the parties. This agreement modifies no terms and conditions of the parties Collective Bargaining Agreement and is only entered into to address the specific matter between the parties.

Julius Matthew
Business Representative, IBEW

3-7-18
Date

Tyler Andrews
VP, Member & Employee Services Division

03/09/2018
Date

APPENDIX G

Transition Agreement

SIGNATURE PAGE

GENERATION PLANT PERSONNEL

ACKNOWLEDGED BY:

Chugach Electric Association, Inc.		International Brotherhood of
“Employer”		Electrical Workers, Local 1547
“Union”
/s/ Lee Thibert	11-5-2020	/s/ Dave Reaves	11-5-2020
Lee Thibert	Date	Dave Reaves	Date
Chief Executive Officer		Business Manager
/s/ Tyler Andrews	11-5-2020	/s/ Julius Matthew	11-5-2020
Tyler Andrews		Julius Matthew
Executive Vice President		IBEW Chief Spokesperson
Employee Services and		Business Representative
Communications
		/s/ Dusty Menefee	11-5-2020
		Dusty Menefee	Date
IBEW Chief Spokesperson
Chief Shop Steward

Alphabetical Index

1

10 Hour Relief Period for Dispatchers.............................................................................................................................................62

A

Accommodations.......................................................................................................................................................................84

Alaska Electrical Apprenticeship and Training Fund...........................................................................................................................67

Annual Leave.............................................................................................................................................................................28

Annual Leave and Holidays...........................................................................................................................................................28

Appendix A - Information Services Only...........................................................................................................................................95

Appendix B - Memorandum of Agreement.....................................................................................................................................97

Appendix C - Shift Differential/Boiler/Senior Pay...............................................................................................................................98

Appendix D - Chief Shop Steward...................................................................................................................................................99

Appendix E - Wage Matrix.........................................................................................................................................................102

Appendix F - Letters of Agreement.............................................................................................................................................110

Appendix G - Transition Agreement.............................................................................................................................................134

Appointment and Tenure.............................................................................................................................................................17

Apprentices...............................................................................................................................................................................67

Arbitration...............................................................................................................................................................................81

Assignability.............................................................................................................................................................................92

B

Beluga Compensation.................................................................................................................................................................58

Beluga Provisions.......................................................................................................................................................................56

Beluga Relief Time.....................................................................................................................................................................59

Bereavement Leave...................................................................................................................................................................31

Blood Bank...............................................................................................................................................................................32

Boiler Pay...................................................................................................................................................................................98

C

Certification Upon Return to Work.................................................................................................................................................33

Change in Law - 12 Hour Schedule.................................................................................................................................................55

Chief Shop Steward.....................................................................................................................................................................99

Classification/Qualifications Committee.........................................................................................................................................24

Clothing Allowance.....................................................................................................................................................................84

Communications and Notices.......................................................................................................................................................83

Compensation...........................................................................................................................................................................49

Compensation During or in Lieu of Annual Leave...............................................................................................................................53

Compensation for Training...........................................................................................................................................................54

Compliance with Rules and Regulations.........................................................................................................................................77

Consumption of Drugs/Alcohol.....................................................................................................................................................77

Contracting Out – Purpose.................................................................................................................................................11, 95

Crew Assignment.......................................................................................................................................................................58

D

Dangerous or Hazardous Work.....................................................................................................................................................69

Decision.....................................................................................................................................................................................26

Delegation of Authority...............................................................................................................................................................68

Discharge...................................................................................................................................................................................77

Discipline...................................................................................................................................................................................77

Dispatch NERC Certificate Reimbursement.....................................................................................................................................84

Dispute Resolution...........................................................................................................................................................13, 95

Duration.......................................................................................................................................................................................6

E

Emergencies.............................................................................................................................................................................83

Emergency and First Aid Equipment...............................................................................................................................................70

Emergency Conditions and Supervisors Working...............................................................................................................................11

Emergency Leave.......................................................................................................................................................................30

Employee Access to Personnel Records...........................................................................................................................................15

Employee Notice of Absence.........................................................................................................................................................32

Employee Responsibility – Substance Abuse Treatment.....................................................................................................................76

Employee Responsibility – Treatment.............................................................................................................................................35

Employees...............................................................................................................................................................................17

Employees Working Out of Classification.........................................................................................................................................43

Employer Supplied Protective Garments.........................................................................................................................................84

Employer’s 401 (k) Plan...............................................................................................................................................................87

Employer-Union Relations.............................................................................................................................................................7

Erosion of Work Force.......................................................................................................................................................11, 95

Evaluation Committee.................................................................................................................................................................24

F

First-Aid and CPR Certification and Training.....................................................................................................................................70

For Cause Drug Testing...............................................................................................................................................................71

For Information Services Only.......................................................................................................................................................69

G

General.....................................................................................................................................................................................39

Good Standing with the Union.........................................................................................................................................................9

Grievance...................................................................................................................................................................................79

Grievance Procedure.................................................................................................................................................................79

H

Hardship and Benevolent Fund.....................................................................................................................................................87

Health and welfare and Pension Plans...........................................................................................................................................86

Health and Welfare Benefit Plan...................................................................................................................................................86

Health and Welfare Supplemental Payments...................................................................................................................................87

Hiring Hall.................................................................................................................................................................................13

Holiday Compensation and Scheduling...........................................................................................................................................52

Holiday Pay Eligibility.................................................................................................................................................................35

Holiday Schedule.......................................................................................................................................................................36

Holidays.....................................................................................................................................................................................36

Holidays (Telecommunications and Information Services Departments only).........................................................................................37

Hours of Work and Compensation.................................................................................................................................................39

I

Identification Cards.....................................................................................................................................................................84

Information Services Only...........................................................................................................................................................95

J

Job Award.................................................................................................................................................................................22

Job Bidding...............................................................................................................................................................................21

Job Classifications and Job Duties...................................................................................................................................................68

Job Classifications and Wage Schedules...........................................................................................................................................93

Job Posting...............................................................................................................................................................................21

Jury Duty.....................................................................................................................................................................................31

K

Keep Whole...............................................................................................................................................................................40

L

Labor-Management Committee...................................................................................................................................................15

Leave to Accept Union Office.........................................................................................................................................................9

Leave Without Pay.....................................................................................................................................................................34

Legal Status of the Parties.............................................................................................................................................................7

Legal Trust...............................................................................................................................................................................88

Letters of Agreement...............................................................................................................................................................110

Licensing and Certifications.........................................................................................................................................................85

Life Insurance Benefits...............................................................................................................................................................87

Loan of Employees.....................................................................................................................................................................10

Longevity...................................................................................................................................................................................48

M

Maintenance of Existing Certifications...........................................................................................................................................85

Managerial Prerogatives of the Employer.........................................................................................................................................7

Meals and Lodging.....................................................................................................................................................................40

Medical Verification...................................................................................................................................................................32

Memorandum of Agreement.......................................................................................................................................................97

Military Leave...........................................................................................................................................................................32

Miscellaneous...........................................................................................................................................................................83

Misuse of the Employer’s Property and Time...................................................................................................................................77

N

Name Request...........................................................................................................................................................................15

New Technology.........................................................................................................................................................................85

No Strike Agreement.....................................................................................................................................................................6

Notification...............................................................................................................................................................................35

O

Operational Safety.....................................................................................................................................................................70

Optional Workday-Workweek Eight (8) Hour Day.............................................................................................................................64

Optional Workday-Workweek Ten (10) Hour Day...............................................................................................................................64

Organization of the Employer.......................................................................................................................................................68

Overtime...................................................................................................................................................................................49

P

Parent Leave............................................................................................................................................................................97

Part-time Employee...................................................................................................................................................................18

Pay on Termination.....................................................................................................................................................................49

Pay Period and Payday.................................................................................................................................................................48

Payment in Addition to Worker’s Compensation...............................................................................................................................33

Pension.......................................................................................................................................................................................89

Pension Contributions on Worker’s Compensation.............................................................................................................................34

Pension Plan.............................................................................................................................................................................89

Pension Reallocation...................................................................................................................................................................90

Performance of Work.................................................................................................................................................................77

Picket Line...............................................................................................................................................................................78

Policy on Grievances...................................................................................................................................................................79

Political Action Committee Fund...................................................................................................................................................91

Preamble.......................................................................................................................................................................................4

Pre-employment Physical Examination...........................................................................................................................................70

Pregnancy Leave.......................................................................................................................................................................33

Probationary Employee...............................................................................................................................................................17

Procedures...............................................................................................................................................................................26

Progressive Discipline.................................................................................................................................................................78

R

Random Drug Testing.................................................................................................................................................................75

Recall Rights.............................................................................................................................................................................27

Reduction in Force and Layoff.......................................................................................................................................................26

Re-evaluation...........................................................................................................................................................................23

Regular.......................................................................................................................................................................................49

Regular Employee.....................................................................................................................................................................17

Relief.........................................................................................................................................................................................53

Relief After Reporting for Duty at Employer’s Premises.....................................................................................................................66

S

Safety.........................................................................................................................................................................................69

Safety and Industrial Training.......................................................................................................................................................69

Savings Clause...........................................................................................................................................................................83

Schedule Change.......................................................................................................................................................................64

Scheduling of Annual Leave.........................................................................................................................................................29

Scope...........................................................................................................................................................................................6

Scope and Duration of Agreement...................................................................................................................................................6

Seniority.....................................................................................................................................................................................20

Service Credit...........................................................................................................................................................................20

Service Credit and Seniority.........................................................................................................................................................20

Shift Differential for Standard Shift...............................................................................................................................................55

Shift Differential/Boiler/Senior Pay...............................................................................................................................................98

Shop Steward Time.......................................................................................................................................................................9

Shop Stewards.............................................................................................................................................................................8

Sick or Disability Leave.................................................................................................................................................................32

Signature Page.......................................................................................................................................................................149

SPP/Plant 1/ Plant 2A Senior Pay...................................................................................................................................................98

Standard Twelve hour shift...........................................................................................................................................................55

Standards of Work.........................................................................................................................................................................8

State Safety Code.......................................................................................................................................................................69

Statement of Intent Regarding Progressive Discipline.......................................................................................................................78

Statutory Employee Benefits.......................................................................................................................................................49

Substance Abuse Treatment Opportunity.............................................................................................................................35, 75

Supplemental Life and Accidental Death & Dismemberment (AD&D) Insurance.........................................................................................87

T

Telecommunications Department High Work Pay.............................................................................................................................63

Telecommunications Department Stand-by Pay...............................................................................................................................63

Temporary Employee.................................................................................................................................................................17

Termination of Seniority...............................................................................................................................................................20

Transition Agreement.............................................................................................................................................................135

Transportation...........................................................................................................................................................................46

U

Union Access to Employer’s Premises.............................................................................................................................................10

Union As Sole Bargaining Agent.......................................................................................................................................................7

Union Bulletin Boards.................................................................................................................................................................10

Union Shop.................................................................................................................................................................................7

Union Signatory Clause...............................................................................................................................................................11

Use of Leave Without Pay...........................................................................................................................................................34

V

Vacancies...................................................................................................................................................................................21

Voting Time...............................................................................................................................................................................31

W

Wage Matrix.........................................................................................................................................................................102

Wage Rates and Classifications.....................................................................................................................................................93

Warranty Work...............................................................................................................................................................11, 95

Work Location...........................................................................................................................................................................43

Work Related Injuries.................................................................................................................................................................33

Workday and Workweek.............................................................................................................................................................39

Workday and Workweek - Cooper Lake...........................................................................................................................................60

Workday and Workweek - Dispatch...............................................................................................................................................60

Workday and Workweek - Electronics Technicians.............................................................................................................................62

Workday and Workweek - Information Services...............................................................................................................................63

Workday and Workweek - Seven Day Schedule.................................................................................................................................56

Workday-Workweek...................................................................................................................................................................63

Worker’s Compensation...............................................................................................................................................................33

Working from Home...................................................................................................................................................................64